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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-09911

Hussman Investment Trust

(Exact name of registrant as specified in charter)

5136 Dorsey Hall Drive Ellicott City, Maryland	21042
(Address of principal executive offices)	(Zip code)

John F. Splain

Ultimus Fund Solutions, LLC      225 Pictoria Drive, Suite 450   Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400

Date of fiscal year end:     June 30, 2014

Date of reporting period:   December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.   Reports to Stockholders.

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC GROWTH FUND

HUSSMAN STRATEGIC TOTAL RETURN FUND

HUSSMAN STRATEGIC INTERNATIONAL FUND

HUSSMAN STRATEGIC DIVIDEND VALUE FUND

SEMI-ANNUAL REPORT

December 31, 2013
(Unaudited)

Table of Contents

Performance Information
Hussman Strategic Growth Fund	1
Hussman Strategic Total Return Fund	2
Hussman Strategic International Fund	3
Hussman Strategic Dividend Value Fund	4
Letter to Shareholders	5
Portfolio Information	18
Schedules of Investments
Hussman Strategic Growth Fund	21
Hussman Strategic Total Return Fund	28
Hussman Strategic International Fund	31
Hussman Strategic Dividend Value Fund	39
Statements of Assets and Liabilities	45
Statements of Operations	47
Statements of Changes in Net Assets
Hussman Strategic Growth Fund	49
Hussman Strategic Total Return Fund	50
Hussman Strategic International Fund	51
Hussman Strategic Dividend Value Fund	52
Financial Highlights
Hussman Strategic Growth Fund	53
Hussman Strategic Total Return Fund	54
Hussman Strategic International Fund	55
Hussman Strategic Dividend Value Fund	56
Notes to Financial Statements	57
About Your Funds’ Expenses	84
Other Information	87

HUSSMAN STRATEGIC GROWTH FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Growth Fund
versus the Standard & Poor’s 500 Index and the Russell 2000 Index(a) (Unaudited)

$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$33,334
$27,077
$16,810
$16,354
Past performance is not predictive of future performance.
7/24/00
12/31/00
6/30/01
12/31/01
6/30/02
12/31/02
6/30/03
12/31/03
6/30/04
12/31/04
6/30/05
12/31/05
6/30/06
12/31/06
6/30/07
12/31/07
6/30/08
12/31/08
6/30/09
12/31/09
6/30/10
12/31/10
6/30/11
12/31/11
6/30/12
12/31/12
6/30/13
12/31/13
Hussman Strategic Growth Fund (HSGFX)
HSGFX equity investments and cash equivalents only (unhedged)
Russell 2000 Index
S&P 500 Index

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Growth Fund(c)(d)	(6.62%)	(6.05%)	(3.51%)	(0.92%)	3.94%
S&P 500 Index	32.39%	16.18%	17.94%	7.41%	3.73%
Russell 2000 Index	38.82%	15.67%	20.08%	9.07%	7.69%

(a)
Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 and Russell 2000 are indices of large and small capitalization stocks, respectively. “HSGFX equity investments and cash equivalents only (unhedged)” reflects the performance of the Fund’s stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund’s unhedged equity investments do not represent a separately available portfolio, and their peformance is presented solely for purposes of comparison and performance attribution.

(b)	The Fund commenced operations on July 24, 2000.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)
The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2014 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 1.07% annually of the Fund’s average daily net assets. The gross expense ratio as disclosed in the November 1, 2013 prospectus was 1.14%.

1

HUSSMAN STRATEGIC TOTAL RETURN FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Total Return Fund
versus the Barclays U.S. Aggregate Bond Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Total Return Fund(c)(d)	(8.37%)	(1.22%)	1.77%	4.54%	5.09%
Barclays U.S. Aggregate Bond Index	(2.02%)	3.26%	4.44%	4.55%	4.62%

(a)
The Barclays U.S.Aggregate Bond Index covers the U.S.investment grade fixed rate bond market, with index components for U.S.government, agency and corporate securities.The Fund does not invest solely in securities included in the Barclays U.S.Aggregate Bond Index and may invest in other types of bonds, as well as common stocks, exchange-traded funds and other securities.

(b)	The Fund commenced operations on September 12, 2002.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)
The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2014 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 0.63% annually of the Fund’s average daily net assets.The gross expense ratio as disclosed in the November 1, 2013 prospectus was 0.68%.

2

HUSSMAN STRATEGIC INTERNATIONAL FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic International Fund versus the MSCI EAFE Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	3 Years	Since Inception(b)
Hussman Strategic International Fund(c)(d)	2.18%	(1.10%)	0.31%
MSCI EAFE Index	22.78%	8.17%	8.06%

(a)
The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of December 31, 2013, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund may not invest in all of the countries represented in the MSCI EAFE Index and may invest in securities that are not included in the MSCI EAFE Index.

(b)	The Fund commenced operations on December 31, 2009.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The Fund’s expense ratio was 1.54% for the six months ended December 31, 2013. The expense ratio as disclosed in the November 1, 2013 prospectus was 1.61%.

3

HUSSMAN STRATEGIC DIVIDEND VALUE FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic Dividend Value Fund versus the Standard & Poor’s 500 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	Since Inception(b)
Hussman Strategic Dividend Value Fund(c)(d)	6.81%	4.07%
S&P 500 Index	32.39%	20.89%

(a)
Hussman Strategic Dividend Value Fund invests primarily in securities of U.S. issuers but may invest in stocks of foreign companies. There are no restrictions as to the market capitalization of companies in which the Fund invests. The S&P 500 Index is believed to be the appropriate broad-based securities market index against which to compare the Fund’s long-term performance. However, the Fund may invest in securities that are not included in the S&P 500 Index, and may vary its exposure to market fluctuations depending on market conditions.

(b)	The Fund commenced operations on February 6, 2012.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)
The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least February 1, 2015 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 1.25% annually of the Fund’s average daily net assets. The gross expense ratio as disclosed in the November 1, 2013 prospectus was 2.77%.

4

The Hussman Funds
Letter to Shareholders	February 7, 2014

Dear Shareholder,

The Hussman Funds continue to pursue a disciplined, value-conscious, risk-managed and historically-informed investment approach focused on the complete market cycle. From the standpoint of a full-cycle discipline, it is essential to understand the position of the market within that cycle. In 2013, the stock market experienced what I view as the speculative crescendo of the third Fed-enabled equity bubble in 14 years. On the basis of valuation measures that are strongly correlated with subsequent total returns in stocks over the following 7-10 year period, the Standard and Poor’s 500 Index ended 2013 at fully twice its historical valuation norms prior to the late-1990’s valuation bubble. These fundamental measures include price/revenues, non-financial equity market capitalization/nominal GDP, market value/replacement cost (Tobin’s Q), and a variety of measures based on price to properly normalized earnings.

The word “normalized” is important here. Equities are a claim not to a single year of earnings, but to a very long-term stream of future cash flows that will be delivered into the hands of investors over time. Almost invariably, valuation measures that identify stocks as “reasonably” valued today are those that rely on a single year of earnings. However, profit margins remain about 70% above their historical norms. To rely on these measures is to assume that profit margins (which have historically reverted toward historical norms in nearly every economic cycle, including the two most recent ones) will remain at record highs not just for a year or two, but for several decades. The measures that we find most reliably correlated with actual subsequent market returns are those that normalize earnings by taking these wide swings in profit margins into account.

As I wrote in my weekly commentary on the Hussman Funds website in August 2007, just before a market plunge that wiped out the entire total return of the S&P 500 Index – over and above Treasury bill returns – all the way back to June 1995, “There is no evidence that historically reliable valuation measures have lost their validity. Speculators hoping for a ‘Bernanke put’ to save their assets are likely to discover - too late - that the strike price is way out of the money.”

I fully understand that investors would like to believe nearly 14 years after the 2000 bubble peak, it should be impossible that stocks could be in yet another valuation bubble. The S&P 500 Index was priced in 2000 to achieve what we estimated to be negative total returns over the following decade, and the market did exactly that. But today, a few years past that 10-year mark, the 3.17% annual total return of the S&P 500 Index from its peak on 3/24/2000 to its recent peak on 1/15/2014 has been achieved only by restoring historically severe valuations. Present valuations are certainly less severe than in 2000 for the S&P 500 Index as a whole, but are actually

5

The Hussman Funds
Letter to Shareholders (continued)

more severe for the median stock. In 2000, small capitalization stocks were much better valued than larger ones, though that didn’t prevent them from losing a large portion of their value in the bear market that followed. For investors who share a full-cycle investment discipline, we strongly encourage maintaining that discipline at present.

The perception that we maintain a permanently defensive outlook toward the equity market is largely an artifact of our response to the 2008-2009 credit crisis. While the Hussman Funds performed admirably in that period, the broader behavior of the financial markets and the economy was “out of sample” from the standpoint of the post-WWII data on which our return/risk estimates were based. I insisted on stress-testing our investment approach to increase its robustness to Depression-era outcomes, but that effort resulted in missed returns in the interim. Though investors in Strategic Growth Fund may recall that we quickly removed most of our hedges following the 2000-2002 bear market, my reputation as a “perma-bear” is a misconception born of that 2009-early 2010 stress-testing period (which I do not expect to be repeated in the future), compounded by the more recent Fed-induced speculative advance in the equity market (most or all of which I expect to be surrendered over the completion of the present market cycle).

I remain convinced that we will observe ample opportunities, over the completion of the present market cycle and beyond, to pursue investment returns at far lower levels of risk than investors presently face. Valuations, measures of market action, and a broad ensemble of other considerations have historically been effective in identifying these opportunities. Investors should not be surprised to observe the Funds establishing unhedged or aggressive investment positions at these points. Indeed, they should expect it.

Performance Summary

For the year ended December 31, 2013, Strategic Growth Fund lost -6.62%, largely attributable to the cumulative decay in the time-value of index put options held by the Fund. Strategic Total Return Fund lost -8.37%, attributable to a general decline in the value of precious metals shares and U.S. Treasury securities. Strategic International Fund achieved a total return of 2.18%, reflecting a generally hedged investment stance in the international equity market. Strategic Dividend Value Fund achieved a total return of 6.81%, reflecting a partially hedged investment stance in dividend-paying stocks.

6

The Hussman Funds
Letter to Shareholders (continued)

From the inception of Strategic Growth Fund on July 24, 2000 through December 31, 2013, the Fund achieved an average annual total return of 3.94%, compared with an average annual total return of 3.73% for the S&P 500 Index. An initial $10,000 investment in the Fund on July 24, 2000 would have grown to $16,810, compared with $16,354 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -28.58%, compared with a maximum loss of -55.25% for the S&P 500 Index.

It is instructive that in order to lose -55.25% (as the S&P 500 Index did following steep overvaluation in 2007 much like the present), one must first lose -28.58%, and then lose an additional -37.34%. Conversely, simply recovering from a -55.25% loss to a -28.58% loss requires an advance of 59.60%. The focus of our risk-management is not the avoidance of small or moderate losses, which we view as a necessary aspect of long-term investing, but rather the avoidance of severe declines requiring heroic recovery.

From the inception of Strategic Total Return Fund on September 12, 2002 through December 31, 2013, the Fund achieved an average annual total return of 5.08%, compared with an average annual total return of 4.62% for the Barclays U.S. Aggregate Bond Index. An initial $10,000 investment in the Fund on September 12, 2002 would have grown to $17,517, compared with $16,654 for the same investment in the Barclays U.S. Aggregate Bond Index. The deepest loss experience by the Fund since inception was -11.52%, compared with a maximum loss of -5.09% for the Barclays U.S. Aggregate Bond Index.

From the inception of Strategic International Fund on December 31, 2009 through December 31, 2013, the Fund achieved an average annual total return of 0.31%, compared with an average annual total return of 8.06% for the MSCI EAFE Index. An initial $10,000 investment in the Fund on December 31, 2009 would have grown to $10,125, compared with $13,636 for the same investment in the MSCI EAFE Index. The maximum decline of the EAFE Index was -26.48%, compared with a maximum decline of -10.45% for Strategic International Fund.

From the inception of Strategic Dividend Value Fund on February 6, 2012 through December 31, 2013, the Fund achieved an average annual total return of 4.07%, compared with an average annual total return of 20.89% for the S&P 500 Index. An initial $10,000 investment in the Fund on February 6, 2012 would be valued at $10,789, compared with $14,344 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -2.82%, compared with a maximum loss of -9.58% for the S&P 500 Index.

7

The Hussman Funds
Letter to Shareholders (continued)

Performance Drivers

Strategic Growth Fund

The stock selection approach of the Fund has outperformed the S&P 500 Index by 5.64% (564 basis points) annually since the inception of the Fund and in the most recent year ended December 31, 2013, the stock selection approach outperformed the S&P 500 Index by 5.35% (535 basis points). However, market conditions during the past year generally matched those that have historically been associated with strikingly negative return/risk profiles. In the face of rich valuations and strenuously extended market conditions, the Fund was fully hedged during this period, and index put options held by the Fund experienced a loss of time value. The hedging strategy of the Fund (which often offsets periodic losses in the Fund’s holdings and can contribute strongly to investment returns in unfavorable market conditions) accounted for the Fund’s -6.62% one year loss. In my view, the fact that negative market outcomes did not emerge during this period is more a reflection of uncertain timing and temporary monetary distortion than of any durable change in market structure.

Historically, the simultaneous emergence of overextended valuations, price trends and exuberant sentiment (which we generally refer to as an “overvalued, overbought, overbullish” syndrome) has created significant risk for the stock market. In the past year, this risk was not realized and the stock market instead moved to further extremes. We expect that the most reasonable opportunity to reduce hedges and establish a more constructive investment stance will emerge at the point that a material retreat in valuations is coupled with a firming of market action after such a retreat.

Strategic Total Return Fund

During the year ended December 31, 2013, Strategic Total Return Fund declined in value by -8.37%. The Fund held a relatively conservative position in bonds during this time, with a duration typically ranging between 2-6 years (meaning that a 100 basis point move in interest rates would be expected to affect Fund value by about 2-6% on the basis of bond price fluctuations). During 2013, the yield on 10-year U.S. Treasury bonds surged from 1.88% to 3.03%, producing negative returns for even a conservative position in bonds. An additional driver of fluctuations in the Fund during this period was its exposure to precious metals shares. While this exposure was generally modest, gold stocks as measured by the Philadelphia Gold and Silver Sector Index (XAU) plunged by -48.01% during the year.

8

The Hussman Funds
Letter to Shareholders (continued)

Since the inception of Strategic Total Return Fund, the Fund has benefited from its ability to vary its duration and exposure to precious metals shares, utility shares, and other asset classes in response to changes in valuations and yields. While the Fund was exposed to a modest portion of the significant losses in these markets, the improved valuations in precious metals shares and bonds is quite welcome, as opportunities to increase investment exposure and participate in long-term investment returns are grounded in such improvements.

Strategic International Fund

In the year ended December 31, 2013, Strategic International Fund gained 2.18%. The Fund remained fully hedged against the impact of general market fluctuations during this period. The Fund generally held a defensive portfolio focused on equities that we view as undervalued and having significant dividend yields. Despite a risk-seeking environment, these holdings performed generally in line with the performance of the indices used by the Fund to hedge. While value-oriented stocks tended to underperform more cyclically-sensitive securities, the Fund benefited from having about one fifth of the portfolio invested in Japanese stocks during the strong advance in the Nikkei index during the past year. The Fund has since pared this position to a slight underweight relative to the representation of Japanese stocks in the MSCI EAFE Index.

Strategic Dividend Value Fund

In the year ended December 31, 2013, Strategic Dividend Value Fund gained 6.81%. In the context of market conditions that have historically been hostile for equities, the Fund held a larger position in cash than we would anticipate under normal conditions. Meanwhile about 50% of the value of the Fund’s holdings have been hedged over the past year, using option combinations on the S&P 500 Index. We anticipate a significantly larger exposure to equities, coupled with a smaller hedge, as the combination of valuations and other market conditions improve over the course of the present market cycle.

Portfolio Composition

As of December 31, 2013, Strategic Growth Fund had net assets of $1,269,366,224, and held 110 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were information technology (27.6%), health care (26.0%), consumer discretionary (19.0%), consumer staples (11.5%), energy (6.0%), financials (4.5%), and industrials (4.4%). The smallest sector weights were in utilities (1.5%), materials (0.5%), and telecommunication services (0.0%).

9

The Hussman Funds
Letter to Shareholders (continued)

Strategic Growth Fund’s holdings of individual stocks as of December 31, 2013 were valued at $1,282,245,965. Against these stock positions, the Fund also held 5,000 option combinations (long put option/short call option) on the S&P 500 Index, 1,500 option combinations on the Russell 2000 Index and 500 option combinations on the Nasdaq 100 Index. Each option combination behaves as a short sale on the underlying index, with a notional value of $100 times the index value. On December 30, 2013, the S&P 500 Index closed at 1,848.36, while the Russell 2000 Index and the Nasdaq 100 Index closed at 1,163.64 and 3,591.996, respectively. The Fund’s total hedge therefore represented a short position of $1,278,325,800, thereby hedging 99.7% of the dollar value of the Fund’s long investment positions in individual stocks.

Though the performance of Strategic Growth Fund’s diversified portfolio cannot be attributed to any narrow group of stocks, the following holdings achieved gains in excess of $10 million during the six months ended December 31, 2013: United Therapeutics, Deckers Outdoor, and Safeway. Holdings with losses in excess of $2 million during this same period were Laboratory Corporation of America, Valueclick, Jabil Circuit, Cisco Systems, and Cooper Tire and Rubber.

As of December 31, 2013, Strategic Total Return Fund had net assets of $702,128,254. Treasury notes, Treasury bonds, Treasury Inflation-Protected Securities (TIPS) and money market funds represented 89.6% of the Fund’s net assets. Exchange-traded funds, precious metals shares and utility shares accounted for 1.8%, 6.0% and 3.3% of net assets, respectively.

In Strategic Total Return Fund, during the six months ended December 31, 2013, portfolio gains in excess of $2 million were achieved in Agnico-Eagle Mines, Barrick Gold, Randgold Resources ADR, and Barrick Gold. Holdings with losses in excess of $2 million during this same period were U.S. Treasury Note (2.75%, due 11/15/2023), U. S. Treasury Note (1.75%, due 5/15/2022), U.S. Treasury Note (1.625%, due 11/15/2022) and U.S. Treasury Note (1.75%, due 5/15/2023).

As of December 31, 2013, Strategic International Fund had net assets of $106,568,140 and held 88 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were in health care (10.9%), information technology (10.0%), consumer staples (8.2%), consumer discretionary (7.6%), utilities (6.3%), industrials (5.4%), and telecommunications (4.0%). The smallest sector weights were in financials (1.0%), energy (0.7%), and materials (0.5%). Exchange-traded funds (ETFs) and money market funds accounted for 8.2% and 35.7% of net assets, respectively. The total value of equities and exchange-traded funds held by the Fund was $66,952,868.

10

The Hussman Funds
Letter to Shareholders (continued)

In order to hedge the impact of general market fluctuations, as of December 31, 2013 Strategic International Fund held 85 option combinations (long put option/short call option) on the S&P 500 Index, and was short 800 futures on the Euro STOXX 50 Index and 150 futures on the FTSE 100 Index. The combined notional value of these hedges was $66,695,098, hedging 99.6% of the value of equity and ETF investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

While Strategic International Fund is widely diversified and its performance is affected by numerous investment positions, the hedging strategy of the Fund was primarily responsible for the reduced sensitivity of the Fund to market fluctuations from the Fund’s inception through December 31, 2013. Individual equity holdings having portfolio gains in excess of $350,000 during the six months ended December 31, 2013 included Softbank, Wuxi Pharmatech, and iShares MSCI Germany Index Fund. Holdings with portfolio losses in excess of $50,000 during this same period included Yamada Denki, Heineken, and Ricoh.

As of December 31, 2013, Strategic Dividend Value Fund had net assets of $31,492,984, and held 67 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were information technology (19.3%), consumer discretionary (16.7%), consumer staples (14.4%), health care (10.7%), and energy (7.6%). The smallest sector weights were in materials (4.4%), utilities (1.6%), financials (1.0%), industrials (0.4%) and telecommunication services (0.0%).

Strategic Dividend Value Fund’s holdings of individual stocks as of December 31, 2013 were valued at $23,963,187. Against these stock positions, the Fund also held 63 option combinations (long put option/short call option) on the S&P 500 Index. The notional value of this hedge was $11,644,668, hedging 48.6% of the value of equity investments held by the Fund.

In Strategic Dividend Value Fund, during the six months ended December 31, 2013, portfolio gains in excess of $75,000 were achieved in Safeway, John Wiley and Sons – Class A, Microsoft, Valassis Communications, CA, and Astrazeneca PLC - ADR. There were no losses greater than $50,000 during this same period.

Supplementary information including quarterly returns and equity-only performance is available on the Hussman Funds website: www.hussmanfunds.com

11

The Hussman Funds
Letter to Shareholders (continued)

Strategy and Outlook

Part of a good investment discipline is, and must be, to constantly seek improvements and address challenges. We’ve done a great deal of that since 2009 as a response to stress-testing demands and Fed-induced speculation. I expect the benefits of this work to be fully evident as the present cycle is completed and the next one unfolds. Still, part of a good investment discipline is also to recognize those points where discomfort is an unpleasant necessity. A change in strategy that might ease discomfort by participating in an overvalued speculative advance, but that would have left investors vulnerable to the deepest market losses on record, is no improvement at all. We’ve tolerated the frustration of remaining defensive during this speculative advance because it shares hallmarks that were shortly followed by the most punishing market losses in history. The fact that a similar consequence has been deferred in this instance does not convince us that it has been avoided.

In any event, I doubt that we’ll have much to lament by the completion of the current market cycle. We can clearly observe the risks inherent in present market conditions, and we know very well how those risks have typically been resolved throughout history.

Quantitative Easing: Perception, Misattribution and Superstition

What seems different this time, enough to revive the conclusion that “this time is different,” is faith in the Federal Reserve’s policy of quantitative easing. The main impact of quantitative easing is to make low-risk assets psychologically uncomfortable to hold, forcing investors to reach for yield in more speculative assets. Still, this policy requires investors to be permanently averse to low-risk assets, and to be permanently indifferent to rich valuations. We doubt that an easy Fed can hold stock prices up in the next few years any more than it did in the 2000-2002 decline or the 2007-2009 decline – both periods of persistent and aggressive Fed easing. But QE is novel, and like the internet bubble, novelty feeds imagination. That novelty is wearing thin, and in our view, most of what investors believe about QE is indeed imaginative.

When we examine the 2008-2009 credit crisis in retrospect, the central concern at that time was that massive bank failures would trigger a “global financial meltdown.” The risk of widespread failures was driven by losses in mortgage-backed securities and related assets held by major banks, and by highly leveraged financial institutions like Bear Stearns and Lehman, representing the “shadow” banking system. At some of these institutions, “leverage ratios” were 30-to-1 or higher. Given 30 times leverage, it takes a decline of just over 3% in the value of assets to completely wipe out capital and leave the institution insolvent (as the remaining value of assets

12

The Hussman Funds
Letter to Shareholders (continued)

would be unable to pay off the existing obligations to customers and bondholders). In such an environment, a “run” on one institution could force asset sales, accelerating capital losses at other institutions and increase the likelihood of insolvency.

Under existing accounting rules, banks and other financial institutions were required to report the value of the securities they held, using prevailing market prices, a requirement known as “mark-to-market.” As asset values collapsed in 2008 and early-2009 because of mortgage losses, financial institutions across the globe found themselves rapidly approaching insolvency.

As the willingness of investors to buy mortgage securities seized up, and economic activity plunged, the Federal Reserve stepped into the financial markets and became the major purchaser of existing and new mortgage securities issued by Fannie Mae and Freddie Mac. This arguably helped to support continuing activity in the housing market, but it is not what ended the crisis.

Rather, the crisis ended – and in our view, ended precisely – on March 16, 2009, when the Financial Accounting Standards Board abandoned mark-to-market rules, in response to Congressional pressure by the House Committee on Financial Services on March 12, 2009. That change immediately removed the threat of widespread insolvency by giving banks “significant judgment” in the values that they assigned to their assets. My impression is that much of the market’s confidence and oversensitivity to quantitative easing stems from misattribution of the initial recovery to QE. This has created a nearly self-fulfilling superstition that links the level of stock prices directly to the size of the Fed's balance sheet, despite the absence of any reliable or historically demonstrable transmission mechanism that relates the two with any precision at all.

The misattribution of cause and effect in 2009 created the Grand Superstition of our time – the belief that Federal Reserve policy was responsible for ending the financial crisis and sending the stock market higher. By 2010, this narrative was so fully accepted that the Fed’s announcement of further “quantitative easing” was met by equally great enthusiasm by investors.

Complicating matters, the European Central Bank forestalled a currency crisis in Europe through massive purchases of debt from credit-strained member countries. While this action was interpreted as quantitative easing, it actually functioned as a funding operation to weaker countries that was much more akin to a fiscal subsidy from stronger countries like Germany. Still, the fact that it was executed by the central bank and eased the Euro crisis helped to contribute to a perception that central bank purchases of government securities – in and of themselves – are sufficient to support

13

The Hussman Funds
Letter to Shareholders (continued)

the stock markets indefinitely. Worse, perception creates its own reality in the financial markets. If enough investors imagine something to be true, the markets will behave the same as if it really were – at least for a while.

To be clear, quantitative easing has undoubtedly been the primary driver of stock prices since 2010. But one must evaluate the extent to which there is any reliable, mechanistic link between the cause and the effect. If there is not, investors may be resting their confidence on little more than perception and superstition. This is exactly what historical data indicates.

Probably the most challenging aspect of quantitative easing is that, particularly since late-2011, overvalued, overbought, overbullish conditions usually associated with severe market losses have instead been associated with even more extreme speculation. That has made the advancing portion of this unfinished half cycle difficult. Still, my expectation is that investors will ultimately look back at the present market exuberance in hindsight and ask “after watching the market collapse following nearly identical bubbles in 2000 and 2007, despite aggressive monetary easing, how did we actually refuse to consider major losses in the belief – yet again – that this time was different?”

Speculation and Overvaluation

The latest data from the NYSE shows equity margin debt at a new all-time high. Relative to GDP, the current 2.6% level was eclipsed only once – at the March 2000 market peak. The issuance of low-quality “covenant lite” debt has also eclipsed the level prior to the 2008-2009 credit crisis, as investors “reach for yield” in response to the Federal Reserve’s policy of quantitative easing. In the context of the most extreme bullish sentiment in decades, and reliable valuation metrics about double their historical norms prior to the late-1990’s bubble (price/revenue, market cap/GDP, Tobin’s Q, properly normalized price/forward operating earnings, price to cyclically-adjusted earnings), we view present market conditions as dangerously speculative.

There are certainly some popular valuation measures that suggest that stocks are reasonably valued. However, as I’ve detailed in research presented on the Hussman Funds website, these measures tend to be poor indicators of actual subsequent market returns, because they essentially value stocks as if they are a claim on a single year of earnings instead of a long-term stream of future cash flows. Put another way, investors are taking current earnings at face value, as if they are representative of long-term flows, at a time when current earnings are more unrepresentative of those flows than at any time in history. The problem is not simply that earnings are likely to retreat deeply over the next few years. Rather, the problem is that investors have embedded

14

The Hussman Funds
Letter to Shareholders (continued)

the assumption of permanently elevated profit margins into stock prices, leaving the market about twice the level that would provide investors with historically adequate long-term returns.

We presently estimate prospective 10-year S&P 500 nominal total returns averaging just 2.7% annually, with negative expected total returns on every horizon shorter than 7 years. Given a 2% dividend yield, we expect the S&P 500 Index to be no higher a decade from today than it is at present. Uniformly, and across fundamentals that have reliably correlated with actual subsequent market returns, we project weak S&P 500 total returns over the coming decade. Indeed, the median price/revenue ratio of stocks in the S&P 500 is actually above the 2000 peak.

These valuation measures are the same ones that led us to correctly anticipate a decade of negative total returns in 2000, and significant market weakness in 2007. In contrast, these measures were quite favorable toward equities in 2009 (our stress-testing concerns were not driven by valuations). We estimate that a passive, equally balanced portfolio of stocks, bonds, and cash can be expected to return about 2% annually over the coming decade. If this seems to be an untenable long-term rate of return, the security prices underlying those expected returns are equally untenable.

Valuations appear less extreme in the international equity markets, but the correlation between international equities and U.S. equities tends to increase sharply during periods of weakness in the U.S. markets. We expect much greater latitude to reduce hedging in international equities once the most severe aspects of U.S. conditions are resolved.

Investment strategies that are sensitive to the changing profile of valuation and risk may not be popular in an environment where extreme valuations seem inconsequential and speculative risks are rewarded. Still, I expect that these strategies will be essential to achieving strong returns and navigating acute risks in the coming decade.

Sustaining Discipline

Part of the ability to sustain our investment discipline comes from understanding the profile of returns from that discipline in complete market cycles (bull markets and bear markets combined) across history. For example, investors often become convinced late in a bull market that “the greatest risk is being out of the market.” The only antidote to that is an understanding of how critical those speculative moments are from the standpoint of full-cycle investment returns. Put simply, the majority of the outperformance from risk-managed investment approaches over time comes from

15

The Hussman Funds
Letter to Shareholders (continued)

the avoidance of severe initial losses following overvalued, overbought, overbullish conditions, and from the limitation of deep and extended losses as market action subsequently deteriorates.

Though the market has advanced in the face of persistently overvalued, overbought, overbullish conditions since about late-2011, I am convinced that the result is an even more extreme and hazardous financial precipice.

Investors who believe that history has lessons to teach should take our present concerns with significant weight, but should also recognize that tendencies that repeatedly prove reliable over complete market cycles are sometimes defied over portions of those cycles.

In the face of an unusually extended period of speculation as a result of faith in quantitative easing, I continue to believe that normal historical regularities will exert themselves with a vengeance over the completion of this market cycle. Importantly, the market recently re-established the most hostile overvalued, overbought, overbullish syndrome we identify. It is tempting to ignore these concerns because we observed similarly extreme conditions in February and May of 2013. Still, prior to the past year, we have observed similarly extreme conditions only at market peaks (1929, 1972, 1987, 2000 and 2007) that investors view in hindsight as reckless speculative carnivals.

The problem is always that historical outcomes are easy to observe in hindsight, but the outcome of the present instance is still unseen – even if the underlying conditions are the same. As we saw in 2000 and again in 2007, until unseen risks become observable reality in hindsight (and by then, it is too late), all of these concerns are quickly dismissed by investors. Quantitative easing has distorted not only financial markets, but financial memory. I doubt that the awakening will be gentle.

Still, the most important message that shareholders should take from this letter is that market cycles across history have invariably produced strong investment opportunities, typically at points where significantly reduced market valuations have been joined by fresh improvements in market action. We missed that opportunity in 2009-early 2010 as a result of our stress-testing response to the credit crisis. Being comfortable with the ability of our approach to navigate even Depression-era outcomes, I expect no such demands again.

Though we would still be refraining from the recent Fed-induced speculation, the period since 2009 would undoubtedly look far different without that stress-testing miss. For exactly that reason, I believe that our experience during the incomplete half-cycle since 2009 is an aberration that should not be expected in future market cycles. I often described the performance of our investment strategy prior to 2009 with the

16

The Hussman Funds
Letter to Shareholders (continued)

phrase “as intended.” I am very excited about the prospect of pursuing our discipline – simply as intended – in the coming market cycle and beyond. As always, I remain grateful for your trust.

Sincerely,

John P. Hussman, Ph.D.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares of the Funds, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Weekly updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website www.hussmanfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain a copy of the Hussman Funds’ prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

Estimates of prospective return and risk for equities, bonds, and other financial markets are forward-looking statements based the analysis and reasonable beliefs of Hussman Strategic Advisors. They are not a guarantee of future performance, and are not indicative of the prospective returns of any of the Hussman Funds. Actual returns may differ substantially from the estimates provided. Estimates of prospective long-term returns for the S&P 500 Index reflect valuation methods focusing on the relationship between current market prices and earnings, dividends and other fundamentals, adjusted for variability over the economic cycle.

This Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in this Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds’ adviser with respect to those securities may change at any time.

17

Hussman Strategic Growth Fund Portfolio Information
December 31, 2013 (Unaudited)

Sector Allocation (% of Total Investments and Money Market Funds)

Hussman Strategic Total Return Fund Portfolio Information
December 31, 2013 (Unaudited)

Asset Allocation (% of Net Assets)

18

Hussman Strategic International Fund Portfolio Information
December 31, 2013 (Unaudited)

Asset Allocation (% of Net Assets)

Country Allocation (% of Equity Holdings)

19

Hussman Strategic Dividend Value Fund Portfolio Information
December 31, 2013 (Unaudited)

Sector Allocation (% of Total Investments and Money Market Funds)

20

Hussman Strategic Growth Fund Schedule of Investments
December 31, 2013 (Unaudited)

COMMON STOCKS — 101.0%	Shares	Value
Consumer Discretionary — 19.0%
Auto Components — 1.3%
Cooper Tire & Rubber Co.	373,000	$8,966,920
TRW Automotive Holdings Corp. (a)	100,000	7,439,000
		16,405,920
Diversified Consumer Services — 3.0%
DeVry, Inc.	208,000	7,384,000
Grand Canyon Education, Inc. (a)	93,000	4,054,800
Hillenbrand, Inc.	426,000	12,532,920
Outerwall, Inc. (a)	215,000	14,463,050
		38,434,770
Hotels, Restaurants & Leisure — 8.1%
Cheesecake Factory, Inc. (The)	478,000	23,073,060
International Game Technology	500,000	9,080,000
Jack in the Box, Inc. (a)	400,000	20,008,000
McDonald's Corp.	200,000	19,406,000
Panera Bread Co. - Class A (a)	120,000	21,202,800
Starbucks Corp.	125,000	9,798,750
		102,568,610
Internet & Catalog Retail — 0.2%
Shutterfly, Inc. (a)	50,000	2,546,500

Leisure Equipment & Products — 0.8%
Hasbro, Inc.	175,000	9,626,750

Media — 2.1%
DISH Network Corp. - Class A (a)	225,000	13,032,000
Gannett Co., Inc.	391,000	11,565,780
Meredith Corp.	34,000	1,761,200
		26,358,980
Multiline Retail — 0.5%
Target Corp.	100,000	6,327,000

Specialty Retail — 2.0%
American Eagle Outfitters, Inc.	42,000	604,800
Bed Bath & Beyond, Inc. (a)	200,000	16,060,000
Murphy USA, Inc. (a)	112,500	4,675,500
Urban Outfitters, Inc. (a)	125,000	4,637,500
		25,977,800
Textiles, Apparel & Luxury Goods — 1.0%
Deckers Outdoor Corp. (a)	150,000	12,669,000

21

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2013 (Unaudited)

COMMON STOCKS — 101.0% (continued)	Shares	Value
Consumer Staples — 11.5%
Beverages — 2.3%
Coca-Cola Co. (The)	150,000	$6,196,500
PepsiCo, Inc.	275,000	22,808,500
		29,005,000
Food & Staples Retailing — 3.3%
Rite Aid Corp. (a)	1,200,000	6,072,000
Safeway, Inc.	600,000	19,542,000
Sysco Corp.	225,000	8,122,500
Walgreen Co.	150,000	8,616,000
		42,352,500
Food Products — 4.8%
Archer-Daniels-Midland Co.	276,000	11,978,400
Fresh Del Monte Produce, Inc.	40,000	1,132,000
General Mills, Inc.	400,000	19,964,000
Green Mountain Coffee Roasters, Inc. (a)	250,000	18,895,000
Kellogg Co.	150,000	9,160,500
		61,129,900
Household Products — 1.1%
Clorox Co. (The)	150,000	13,914,000

Energy — 6.0%
Energy Equipment & Services — 2.6%
Halliburton Co.	300,000	15,225,000
Helmerich & Payne, Inc.	216,000	18,161,280
		33,386,280
Oil, Gas & Consumable Fuels — 3.4%
Chevron Corp.	171,000	21,359,610
Exxon Mobil Corp.	50,000	5,060,000
HollyFrontier Corp.	200,000	9,938,000
Murphy Oil Corp.	100,000	6,488,000
		42,845,610
Financials — 4.5%
Commercial Banks — 0.7%
Fifth Third Bancorp	400,000	8,412,000

Consumer Finance — 1.5%
American Express Co.	50,000	4,536,500
World Acceptance Corp. (a)	174,000	15,230,220
		19,766,720

22

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2013 (Unaudited)

COMMON STOCKS — 101.0% (continued)	Shares	Value
Financials — 4.5% (continued)
Insurance — 2.3%
Assurant, Inc.	232,000	$15,397,840
Protective Life Corp.	131,000	6,636,460
Reinsurance Group of America, Inc.	88,000	6,812,080
		28,846,380
Health Care — 26.0%
Biotechnology — 3.5%
Amgen, Inc.	175,000	19,978,000
Harvard Apparatus Regenerative Technology, Inc. (a)	232,500	1,104,375
PDL BioPharma, Inc.	1,052,000	8,878,880
United Therapeutics Corp. (a)	134,000	15,152,720
		45,113,975
Health Care Equipment & Supplies — 7.2%
Baxter International, Inc.	100,000	6,955,000
Becton, Dickinson and Co.	125,000	13,811,250
Cyberonics, Inc. (a)	355,000	23,256,050
Medtronic, Inc.	250,000	14,347,500
ResMed, Inc.	235,000	11,063,800
St. Jude Medical, Inc.	350,000	21,682,500
		91,116,100
Health Care Providers & Services — 5.9%
Aetna, Inc.	270,000	18,519,300
Chemed Corp.	61,000	4,673,820
Humana, Inc.	100,000	10,322,000
Laboratory Corp. of America Holdings (a)	200,000	18,274,000
UnitedHealth Group, Inc.	100,000	7,530,000
WellCare Health Plans, Inc. (a)	26,000	1,830,920
WellPoint, Inc.	150,000	13,858,500
		75,008,540
Life Sciences Tools & Services — 2.8%
Agilent Technologies, Inc.	313,000	17,900,470
Harvard Bioscience, Inc. (a)	930,000	4,371,000
Waters Corp. (a)	135,000	13,500,000
		35,771,470
Pharmaceuticals — 6.6%
AbbVie, Inc.	300,000	15,843,000
GlaxoSmithKline plc - ADR	400,000	21,356,000
Johnson & Johnson	100,000	9,159,000
Medicines Co. (The) (a)	104,000	4,016,480
Mylan, Inc. (a)	200,000	8,680,000

2	23

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2013 (Unaudited)

COMMON STOCKS — 101.0% (continued)	Shares	Value
Health Care — 26.0% (continued)
Pharmaceuticals — 6.6% (continued)
Novartis AG - ADR	200,000	$16,076,000
Questcor Pharmaceuticals, Inc.	150,000	8,167,500
		83,297,980
Industrials — 4.4%
Commercial Services & Supplies — 1.0%
Cintas Corp.	225,000	13,407,750

Industrial Conglomerates — 1.7%
3M Co.	150,000	21,037,500

Machinery — 1.2%
Illinois Tool Works, Inc.	175,000	14,714,000

Professional Services — 0.5%
Robert Half International, Inc.	150,000	6,298,500

Information Technology — 27.6%
Communications Equipment — 3.1%
Cisco Systems, Inc.	850,000	19,082,500
Harris Corp.	300,000	20,943,000
		40,025,500
Computers & Peripherals — 4.0%
NetApp, Inc.	250,000	10,285,000
Seagate Technology plc	250,000	14,040,000
Synaptics, Inc. (a)	275,000	14,247,750
Western Digital Corp.	150,000	12,585,000
		51,157,750
Electronic Equipment, Instruments & Components — 3.5%
Avnet, Inc.	385,000	16,982,350
FLIR Systems, Inc.	650,000	19,565,000
Plexus Corp. (a)	100,000	4,329,000
Sanmina Corp. (a)	200,000	3,340,000
		44,216,350
Internet Software & Services — 2.3%
j2 Global, Inc.	374,000	18,703,740
VistaPrint N.V. (a)	177,000	10,062,450
		28,766,190

24

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2013 (Unaudited)

COMMON STOCKS — 101.0% (continued)	Shares	Value
Information Technology — 27.6% (continued)
IT Services — 3.0%
Amdocs Ltd.	144,000	$5,938,560
International Business Machines Corp.	60,000	11,254,200
Sapient Corp. (a)	453,000	7,864,080
Western Union Co. (The)	750,000	12,937,500
		37,994,340
Office Electronics — 0.3%
Zebra Technologies Corp. - Class A (a)	75,000	4,056,000

Semiconductors & Semiconductor Equipment — 6.2%
Avago Technologies Ltd.	250,000	13,222,500
First Solar, Inc. (a)	250,000	13,660,000
Intel Corp.	750,000	19,470,000
NVIDIA Corp.	500,000	8,010,000
SunEdison, Inc. (a)	1,000,000	13,050,000
SunPower Corp. (a)	400,000	11,924,000
		79,336,500
Software — 5.2%
Adobe Systems, Inc. (a)	225,000	13,473,000
CA, Inc.	476,000	16,017,400
Microsoft Corp.	550,000	20,586,500
Open Text Corp.	90,000	8,276,400
Symantec Corp.	300,000	7,074,000
		65,427,300
Materials — 0.5%
Metals & Mining — 0.5%
Barrick Gold Corp.	200,000	3,526,000
Newmont Mining Corp.	100,000	2,303,000
		5,829,000
Utilities — 1.5%
Electric Utilities — 1.5%
Edison International	250,000	11,575,000
PPL Corp.	250,000	7,522,500
		19,097,500

Total Common Stocks (Cost $1,091,739,090)		$1,282,245,965

25

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2013 (Unaudited)

PUT OPTION CONTRACTS — 1.0%	Contracts	Value
Nasdaq 100 Index Option, 03/22/2014 at $3,300	500	$1,253,000
Russell 2000 Index Option, 03/22/2014 at $1,100	1,500	2,704,500
S&P 500 Index Option, 02/22/2014 at $1,800	5,000	9,500,000
Total Put Option Contracts (Cost $13,123,572)		$13,457,500

CALL OPTION CONTRACTS — 0.3%	Contracts	Value
S&P 500 Index Option, 01/18/2014 at $1,870 (Cost $2,480,677)	5,000	$3,700,000

Total Investments at Value — 102.3% (Cost $1,107,343,339)		$1,299,403,465

MONEY MARKET FUNDS — 45.3%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (b)	173,083,447	$173,083,447
First American Treasury Obligations Fund - Class Y, 0.00% (b)	401,447,973	401,447,973
Total Money Market Funds (Cost $574,531,420)		$574,531,420

Total Investments and Money Market Funds at Value — 147.6%
(Cost $1,681,874,759)		$1,873,934,885

Written Call Option Contracts — (46.8%)		(594,119,500)

Liabilities in Excess of Other Assets — (0.8%)		(10,449,161)

Net Assets — 100.0%		$1,269,366,224

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of December 31, 2013.

See accompanying notes to financial statements.

26

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
December 31, 2013 (Unaudited)

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
Nasdaq 100 Index Option,
03/22/2014 at $1,800	500	$89,173,000	$83,299,332
Russell 2000 Index Option,
03/22/2014 at $620	1,500	81,046,500	75,065,497
S&P 500 Index Option,
01/18/2014 at $1,000	5,000	423,900,000	401,243,324
Total Written Call Option Contracts		$594,119,500	$559,608,153

See accompanying notes to financial statements.

27

Hussman Strategic Total Return Fund Schedule of Investments
December 31, 2013 (Unaudited)

COMMON STOCKS — 9.3%	Shares	Value
Energy — 0.0% (a)
Oil, Gas & Consumable Fuels — 0.0% (a)
NuStar Energy L.P.	1,000	$50,990
ONEOK Partners L.P.	1,000	52,650
Williams Partners L.P.	1,000	50,860
		154,500
Materials — 6.0%
Metals & Mining — 6.0%
Agnico-Eagle Mines Ltd.	300,000	7,914,000
AngloGold Ashanti Ltd. - ADR	500,000	5,860,000
Barrick Gold Corp.	600,000	10,578,000
Compañía de Minas Buenaventura S.A. - ADR	100,000	1,122,000
Gold Fields Ltd. - ADR	250,000	800,000
Goldcorp, Inc.	25,000	541,750
Harmony Gold Mining Co. Ltd. - ADR	500,000	1,265,000
Newmont Mining Corp.	400,000	9,212,000
Randgold Resources Ltd. - ADR	60,000	3,768,600
Sibanye Gold Ltd. - ADR	119,000	572,390
Stillwater Mining Co. (b)	10,000	123,400
		41,757,140
Utilities — 3.3%
Electric Utilities — 2.5%
American Electric Power Co., Inc.	50,000	2,337,000
Duke Energy Corp.	333	22,981
Edison International	1,000	46,300
Entergy Corp.	75,000	4,745,250
Exelon Corp.	150,000	4,108,500
FirstEnergy Corp.	1,000	32,980
NextEra Energy, Inc.	1,000	85,620
Pepco Holdings, Inc.	1,000	19,130
Pinnacle West Capital Corp.	1,000	52,920
PPL Corp.	200,000	6,018,000
UNS Energy Corp.	1,000	59,850
		17,528,531
Multi-Utilities — 0.8%
Ameren Corp.	1,000	36,160
Dominion Resources, Inc.	1,000	64,690
DTE Energy Co.	1,000	66,390
PG&E Corp.	50,000	2,014,000
Public Service Enterprise Group, Inc.	100,000	3,204,000

28

Hussman Strategic Total Return Fund Schedule of Investments (continued)
December 31, 2013 (Unaudited)

COMMON STOCKS — 9.3% (continued)	Shares	Value
Utilities — 3.3% (continued)
Multi-Utilities — 0.8% (continued)
SCANA Corp.	1,000	$46,930
TECO Energy, Inc.	1,000	17,240
		5,449,410

Total Common Stocks (Cost $67,458,988)		$64,889,581

U.S. TREASURY OBLIGATIONS — 79.9%	Par Value	Value
U.S. Treasury Inflation-Protected Notes — 6.3%
2.00%, due 07/15/2014	$30,977,500	$31,679,326
2.50%, due 01/15/2029	10,878,700	12,801,173
		44,480,499
U.S. Treasury Notes — 73.6%
1.75%, due 05/15/2022	100,000,000	92,484,400
1.625%, due 11/15/2022	200,000,000	180,554,600
2.50%, due 08/15/2023	50,000,000	48,021,500
2.75%, due 11/15/2023	200,000,000	195,671,800
		516,732,300

Total U.S. Treasury Obligations (Cost $586,947,101)		$561,212,799

EXCHANGE-TRADED FUNDS — 1.8%	Shares	Value
iShares Gold Trust (b)	150,000	$1,752,000
SPDR DB International Government Inflation-Protected Bond ETF	160,000	9,352,000
SPDR Gold Trust (b)	15,000	1,742,550
Total Exchange-Traded Funds (Cost $10,884,365)		$12,846,550

Total Investments at Value — 91.0% (Cost $665,290,454)		$638,948,930

29

Hussman Strategic Total Return Fund Schedule of Investments (continued)
December 31, 2013 (Unaudited)

MONEY MARKET FUNDS — 9.7%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (c)	20,348,896	$20,348,896
First American Treasury Obligations Fund - Class Y, 0.00% (c)	47,480,754	47,480,754
Total Money Market Funds (Cost $67,829,650)		$67,829,650

Total Investments and Money Market Funds at Value — 100.7%
(Cost $733,120,104)		$706,778,580

Liabilities in Excess of Other Assets — (0.7%)		(4,650,326)

Net Assets — 100.0%		$702,128,254

ADR - American Depositary Receipt.

(a)	Percentage rounds to less than 0.1%.

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of December 31, 2013.

See accompanying notes to financial statements.

30

Hussman Strategic International Fund Schedule of Investments
December 31, 2013 (Unaudited)

COMMON STOCKS — 54.6%	Shares	Value
Australia — 1.7%
Cochlear Ltd. (a)	3,000	$158,075
Seven West Media Ltd. (a)	325,000	684,893
Sonic Healthcare Ltd. (a)	63,000	935,030
		1,777,998
Austria — 0.7%
OMV AG	15,000	717,961

Belgium — 0.6%
Colruyt S.A. (a)	12,000	670,529

Canada — 4.0%
Gildan Activewear, Inc.	22,000	1,172,436
MacDonald, Dettwiler and Associates Ltd.	10,000	774,770
Pizza Pizza Royalty Corp.	10,000	125,206
Shaw Communications, Inc. - Class B	48,000	1,168,087
Transcontinental, Inc. - Class A	15,000	206,449
WestJet Airlines Ltd.	30,000	786,538
		4,233,486
China — 1.7%
Mindray Medical International Ltd. - ADR	22,500	818,100
NetEase.com, Inc. - ADR	8,000	628,800
WuXi PharmaTech (Cayman), Inc. - ADR (b)	10,000	383,800
		1,830,700
Finland — 1.4%
Atria plc	16,860	179,305
Lassila & Tikanoja Oyj (a) (b)	45,000	942,339
Tieto Oyj (a)	15,000	339,750
		1,461,394
France — 6.1%
Albioma S.A. (a)	12,090	280,404
Alten (a)	25,000	1,135,132
Bouygues S.A. (a)	15,000	567,278
Casino Guichard-Perrachon S.A. (a)	7,500	865,458
Électricité de France S.A. (a)	15,000	530,696
Infotel S.A.	3,066	297,594
Metropole Television S.A. (a)	12,500	286,295
Neopost S.A. (a)	14,000	1,080,424
Norbert Dentressangle S.A.	2,000	257,274
Sanofi - ADR	22,100	1,185,223
		6,485,778

31

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2013 (Unaudited)

COMMON STOCKS — 54.6% (continued)	Shares	Value
Germany — 1.6%
Deutsche Telekom AG (a)	60,000	$1,033,887
Wincor Nixdorf AG (a)	10,000	694,191
		1,728,078
India — 0.4%
Wipro Ltd. - ADR	30,718	386,740

Italy — 1.3%
Atlantia S.P.A. (a)	35,000	784,052
Società Iniziative Autostradali e Servizi S.P.A. (a)	60,000	596,865
		1,380,917
Japan — 11.4%
ABC-MART, Inc. (a)	20,000	873,893
Central Japan Railway Co. (a)	3,500	412,541
DISCO Corp. (a)	10,000	663,825
KDDI Corp. (a)	19,000	1,170,857
K's Holdings Corp. (a)	14,000	404,633
Mochida Pharmaceutical Co. Ltd. (a)	10,000	594,557
Nitori Holdings Co. Ltd. (a)	2,000	189,381
Nomura Research Institute Ltd. (a)	20,000	632,147
Ricoh Co. Ltd. (a)	50,000	531,817
Shionogi & Co. Ltd. (a)	40,000	868,511
SoftBank Corp. (a)	10,000	877,633
Sogo Medical Co. Ltd. (a)	15,000	571,323
Sugi Holdings Co. Ltd. (a)	23,000	934,504
Sundrug Co. Ltd. (a)	25,000	1,116,867
Takeda Pharmaceutical Co. Ltd. (a)	10,500	481,652
Toppan Forms Co. Ltd. (a)	66,900	613,843
Trend Micro, Inc. (a)	15,000	525,722
Yamada Denki Co. Ltd. (a)	100,000	327,144
YAOKO Co. Ltd. (a)	8,600	338,571
		12,129,421
Netherlands — 1.0%
Reed Elsevier N.V. - ADR	15,100	644,317
Ziggo N.V. (a)	10,000	457,314
		1,101,631
New Zealand — 0.9%
Telecom Corp. of New Zealand Ltd. - ADR	92,500	876,530
Warehouse Group Ltd. (The) (a)	13,442	41,387
		917,917

32

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2013 (Unaudited)

COMMON STOCKS — 54.6% (continued)	Shares	Value
Norway — 0.9%
Ekornes ASA	5,000	$67,811
Tomra Systems ASA	95,000	885,045
		952,856
Portugal — 0.5%
EDP Energias de Portugal S.A. (a)	150,000	551,004

Spain — 4.7%
EDP Renovàveis S.A. (a)	125,000	664,013
Enagas S.A. (a)	40,000	1,044,950
Iberdrola S.A. (a)	175,000	1,116,889
Indra Sistemas S.A. (a)	70,000	1,171,875
Red Electrica Corp. S.A. (a)	15,000	1,001,468
		4,999,195
Sweden — 0.8%
Axfood AB	6,500	326,144
Clas Ohlson AB - B Shares (a)	30,000	562,996
		889,140
Switzerland — 2.1%
Lonza Group AG (a) (b)	12,000	1,140,347
Novartis AG - ADR	14,000	1,125,320
		2,265,667
Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	55,000	959,200

United Kingdom — 11.9%
Admiral Group plc (a)	48,000	1,043,443
AstraZeneca plc - ADR	21,500	1,276,455
British Sky Broadcasting Group plc	70,000	978,389
GlaxoSmithKline plc - ADR	23,500	1,254,665
Inmarsat plc (a)	60,000	752,337
J Sainsbury plc (a)	180,000	1,089,460
J.D. Wetherspoon plc	26,849	338,586
Marks & Spencer Group plc (a)	40,000	287,251
National Grid plc - ADR	10,500	685,860
Reckitt Benckiser Group plc - ADR	75,000	1,206,750
Smith & Nephew plc - ADR	19,500	1,398,930
SSE plc (a)	35,000	795,391
Tesco plc (a)	190,000	1,055,192
William Morrison Supermarkets plc (a)	80,000	346,324

33

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2013 (Unaudited)

COMMON STOCKS — 54.6% (continued)	Shares	Value
United Kingdom — 11.9% (continued)
WS Atkins plc (a)	10,000	$234,904
		12,743,937

Total Common Stocks (Cost $47,988,844)		$58,183,549

EXCHANGE-TRADED FUNDS — 8.2%	Shares	Value
iShares MSCI Belgium Index Fund	107,000	$1,753,719
iShares MSCI Germany Index Fund	55,000	1,746,800
iShares MSCI Netherlands Index Fund	68,000	1,763,240
iShares MSCI Sweden Index Fund	49,500	1,773,585
iShares MSCI Switzerland Index Fund	52,500	1,731,975
Total Exchange-Traded Funds (Cost $7,927,293)		$8,769,319

PUT OPTION CONTRACTS — 0.0% (c)	Contracts	Value
S&P 500 Index Option, 03/22/2014 at $1,150 (Cost $4,864)	85	$6,800

Total Investments at Value — 62.8% (Cost $55,921,001)		$66,959,668

34

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2013 (Unaudited)

MONEY MARKET FUNDS — 35.7%	Shares	Value
Northern Institutional Treasury Portfolio, 0.01% (d) (Cost $38,001,332)	38,001,332	$38,001,332

Total Investments and Money Market Funds at Value — 98.5%
(Cost $93,922,333)		$104,961,000

Written Call Options — (5.5%)		(5,887,100)

Other Assets in Excess of Liabilities — 7.0%		7,494,240

Net Assets — 100.0%		$106,568,140

ADR - American Depositary Receipt.

(a)	Fair value priced (Note 1). Fair valued securities totaled $37,071,264 at December 31, 2013, representing 34.8% of net assets.

(b)	Non-income producing security.

(c)	Percentage rounds to less than 0.1%.

(d)	The rate shown is the 7-day effective yield as of December 31, 2013.

See accompanying notes to financial statements.

35

Hussman Strategic International Fund Summary of Common Stocks by Sector and Industry
December 31, 2013 (Unaudited)

Sector/Industry	% of Net Assets
Consumer Discretionary — 7.6%
Hotels, Restaurants & Leisure	0.4%
Household Durables	0.1%
Media	3.5%
Multiline Retail	0.3%
Specialty Retail	2.2%
Textiles, Apparel & Luxury Goods	1.1%
Consumer Staples — 8.2%
Food & Staples Retailing	6.9%
Food Products	0.2%
Household Products	1.1%
Energy — 0.7%
Oil, Gas & Consumable Fuels	0.7%
Financials — 1.0%
Insurance	1.0%
Health Care — 10.9%
Health Care Equipment & Supplies	2.2%
Health Care Providers & Services	0.9%
Life Sciences Tools & Services	1.4%
Pharmaceuticals	6.4%
Industrials — 5.4%
Air Freight & Logistics	0.3%
Airlines	0.7%
Commercial Services & Supplies	2.5%
Professional Services	0.2%
Road & Rail	0.4%
Transportation Infrastructure	1.3%
Information Technology — 10.0%
Computers & Peripherals	0.7%
Internet Software & Services	1.4%
IT Services	2.8%
Office Electronics	1.5%
Semiconductors & Semiconductor Equipment	1.5%
Software	2.1%
Materials — 0.5%
Construction Materials	0.5%
Telecommunication Services — 4.0%
Diversified Telecommunication Services	2.9%
Wireless Telecommunication Services	1.1%
Utilities — 6.3%
Electric Utilities	3.8%
Gas Utilities	1.0%
Independent Power Producers & Energy Traders	0.9%
Multi-Utilities	0.6%
54.6%

See accompanying notes to financial statements.

36	7

Hussman Strategic International Fund Schedule of Futures Contracts
December 31, 2013 (Unaudited)

FUTURES CONTRACTS	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Depreciation
Dollar Index Future	03/17/2014	150	$12,042,750	$(77,375)

See accompanying notes to financial statements.

37

Hussman Strategic International Fund Schedule of Open Written Option Contracts
December 31, 2013 (Unaudited)

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
S&P 500 Index Option,
03/22/2014 at $1,150	85	$5,887,100	$5,414,562

See accompanying notes to financial statements.

Hussman Strategic International Fund Schedule of Futures Contracts Sold Short
December 31, 2013 (Unaudited)

FUTURES CONTRACTS SOLD SHORT	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Depreciation
Euro STOXX 50 Index Future	03/21/2014	800	$34,207,883	$(1,721,176)
FTSE 100 Index Future	03/21/2014	150	16,636,996	(599,404)
Total Futures Contracts Sold Short			$50,844,879	$(2,320,580)

See accompanying notes to financial statements.

38

Hussman Strategic Dividend Value Fund Schedule of Investments
December 31, 2013 (Unaudited)

COMMON STOCKS — 76.1%	Shares	Value
Consumer Discretionary — 16.7%
Hotels, Restaurants & Leisure — 3.5%
Carnival Corp.	8,000	$321,360
Darden Restaurants, Inc.	5,500	299,035
McDonald's Corp.	5,000	485,150
		1,105,545
Household Durables — 0.2%
Koss Corp.	15,000	76,875

Internet & Catalog Retail — 1.1%
PetMed Express, Inc.	20,000	332,600

Media — 5.4%
Gannett Co., Inc.	13,000	384,540
Harte-Hanks, Inc.	55,500	434,010
John Wiley & Sons, Inc. - Class A	7,200	397,440
Valassis Communications, Inc.	14,000	479,500
		1,695,490
Multiline Retail — 2.9%
Kohl's Corp.	8,300	471,025
Target Corp.	7,000	442,890
		913,915
Specialty Retail — 1.9%
American Eagle Outfitters, Inc.	20,000	288,000
Staples, Inc.	19,500	309,855
		597,855
Textiles, Apparel & Luxury Goods — 1.7%
Coach, Inc.	9,500	533,235

Consumer Staples — 14.4%
Beverages — 4.7%
Coca-Cola Co. (The)	12,000	495,720
Dr Pepper Snapple Group, Inc.	10,000	487,200
PepsiCo, Inc.	5,825	483,125
		1,466,045
Food & Staples Retailing — 3.6%
Safeway, Inc.	15,000	488,550
Sysco Corp.	3,000	108,300
Wal-Mart Stores, Inc.	6,700	527,223
		1,124,073

39

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
December 31, 2013 (Unaudited)

COMMON STOCKS — 76.1% (continued)	Shares	Value
Consumer Staples — 14.4% (continued)
Food Products — 2.7%
Campbell Soup Co.	10,500	$454,440
General Mills, Inc.	8,000	399,280
		853,720
Household Products — 3.4%
Clorox Co. (The)	6,000	556,560
Procter & Gamble Co. (The)	6,500	529,165
		1,085,725
Energy — 7.6%
Energy Equipment & Services — 2.2%
Ensco plc - Class A	8,000	457,440
Transocean Ltd.	5,000	247,100
		704,540
Oil, Gas & Consumable Fuels — 5.4%
BP plc - ADR	2,600	126,386
Chevron Corp.	3,000	374,730
Exxon Mobil Corp.	5,600	566,720
HollyFrontier Corp.	7,000	347,830
Kinder Morgan, Inc.	7,500	270,000
		1,685,666
Financials — 1.0%
Insurance — 1.0%
Aflac, Inc.	5,000	334,000

Health Care — 10.7%
Biotechnology — 0.9%
PDL BioPharma, Inc.	35,000	295,400

Health Care Equipment & Supplies — 2.5%
Baxter International, Inc.	7,450	518,148
Meridian Bioscience, Inc.	10,000	265,300
		783,448
Health Care Providers & Services — 0.7%
National HealthCare Corp.	4,000	215,640

Health Care Technology — 0.2%
Quality Systems, Inc.	3,000	63,180

40

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
December 31, 2013 (Unaudited)

COMMON STOCKS — 76.1% (continued)	Shares	Value
Health Care — 10.7% (continued)
Pharmaceuticals — 6.4%
AbbVie, Inc.	3,250	$171,632
AstraZeneca plc - ADR	6,500	385,905
Eli Lilly & Co.	10,000	510,000
Johnson & Johnson	2,650	242,714
Merck & Co., Inc.	2,625	131,381
Novartis AG - ADR	7,200	578,736
		2,020,368
Industrials — 0.4%
Aerospace & Defense — 0.4%
Raytheon Co.	1,400	126,980

Information Technology — 19.3%
Communications Equipment — 1.0%
Cisco Systems, Inc.	13,300	298,585

Electronic Equipment, Instruments & Components — 0.6%
Corning, Inc.	10,000	178,200

IT Services — 5.2%
CSG Systems International, Inc.	15,000	441,000
Leidos Holdings, Inc.	7,500	348,675
ManTech International Corp. - Class A	14,000	419,020
Western Union Co. (The)	25,000	431,250
		1,639,945
Office Electronics — 1.4%
CANON, Inc. - ADR	14,000	448,000

Semiconductors & Semiconductor Equipment — 5.8%
Analog Devices, Inc.	2,000	101,860
Intel Corp.	22,000	571,120
KLA-Tencor Corp.	6,300	406,098
Maxim Integrated Products, Inc.	17,000	474,470
Microchip Technology, Inc.	6,000	268,500
		1,822,048
Software — 5.3%
CA, Inc.	15,000	504,750
ClickSoftware Technologies Ltd.	17,500	131,250
EPIQ Systems, Inc.	30,000	486,300
Microsoft Corp.	15,000	561,450
		1,683,750

41

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
December 31, 2013 (Unaudited)

COMMON STOCKS — 76.1% (continued)	Shares	Value
Materials — 4.4%
Chemicals — 2.8%
BASF SE - ADR	3,300	$355,707
Kronos Worldwide, Inc.	7,500	142,875
Potash Corp. of Saskatchewan, Inc.	12,000	395,520
		894,102
Metals & Mining — 1.6%
AMCOL International Corp.	7,500	254,850
Newmont Mining Corp.	10,000	230,300
		485,150
Utilities — 1.6%
Electric Utilities — 0.8%
Entergy Corp.	4,100	259,407

Water Utilities — 0.8%
Consolidated Water Co. Ltd.	17,000	239,700

Total Common Stocks (Cost $21,435,459)		$23,963,187

PUT OPTION CONTRACTS — 0.0% (a)	Contracts	Value
S&P 500 Index Option, 03/22/2014 at $1,280 (Cost $9,534)	63	$5,670

Total Investments at Value — 76.1% (Cost $21,444,993)		$23,968,857

42

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
December 31, 2013 (Unaudited)

MONEY MARKET FUNDS — 34.7%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (b)	3,280,655	$3,280,655
First American Treasury Obligations Fund - Class Y, 0.00% (b)	7,654,860	7,654,860
Total Money Market Funds (Cost $10,935,515)		$10,935,515

Total Investments and Money Market Funds at Value — 110.8%
(Cost $32,380,508)		$34,904,372

Written Call Option Contracts — (11.2%)		(3,546,270)

Other Assets in Excess of Liabilities — 0.4%		134,882

Net Assets — 100.0%		$31,492,984

ADR - American Depositary Receipt.

(a)	Percentage rounds to less than 0.1%.

(b)	The rate shown is the 7-day effective yield as of December 31, 2013.

See accompanying notes to financial statements.

43

Hussman Strategic Dividend Value Fund Schedule of Open Written Option Contracts
December 31, 2013 (Unaudited)

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
S&P 500 Index Option,
03/22/2014 at $1,280	63	$3,546,270	$3,194,316

See accompanying notes to financial statements.

44

Hussman Investment Trust Statements of Assets and Liabilities
December 31, 2013 (Unaudited)

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
ASSETS
Investments in securities:
At acquisition cost	$1,107,343,339	$665,290,454
At value (Note 1)	$1,299,403,465	$638,948,930
Investments in money market funds	574,531,420	67,829,650
Cash	75,000	—
Dividends and interest receivable	1,202,224	2,373,600
Receivable for capital shares sold	1,110,754	117,281
Other assets	105,296	55,421
Total Assets	1,876,428,159	709,324,882

LIABILITIES
Dividends payable	2,810,956	109,819
Written call options, at value (Notes 1 and 4) (premiums received $559,608,153)	594,119,500	—
Payable for capital shares redeemed	8,855,183	6,651,512
Accrued investment advisory fees (Note 3)	922,391	246,596
Payable to administrator (Note 3)	156,880	80,690
Other accrued expenses	197,025	108,011
Total Liabilities	607,061,935	7,196,628
NET ASSETS	$1,269,366,224	$702,128,254

Net assets consist of:
Paid-in capital	$3,060,350,538	$828,380,036
Accumulated undistributed net investment income	149,877	1,967,399
Accumulated net realized losses from security transactions and option contracts	(1,948,682,970)	(101,877,657)
Net unrealized appreciation (depreciation) on:
Investment securities	190,506,875	(26,341,524)
Option contracts	(32,958,096)	—
NET ASSETS	$1,269,366,224	$702,128,254

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	128,391,147	63,966,404
Net asset value, offering price and redemption price per share(a) (Note 1)	$9.89	$10.98

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.

See accompanying notes to financial statements.

45

Hussman Investment Trust Statements of Assets and Liabilities (continued)
December 31, 2013 (Unaudited)

	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
ASSETS
Investments in securities:
At acquisition cost	$55,921,001	$21,444,993
At value (Note 1)	$66,959,668	$23,968,857
Investments in money market funds	38,001,332	10,935,515
Dividends receivable	77,162	46,699
Reclaims receivable	122,687	—
Receivable for capital shares sold	85,860	98,667
Variation margin receivable (Notes 1 and 4)	703,794	—
Margin deposits for futures contracts (Cost $7,051,711) (Notes 1 and 4)	7,093,821	—
Other assets	63,745	33,614
Total Assets	113,108,069	35,083,352
LIABILITIES
Foreign currency overdraft (Cost $263,226)	262,657	—
Dividends payable	104,929	1,238
Written call options, at value (Notes 1 and 4) (premiums received $5,414,562 and $3,194,316, respectively)	5,887,100	3,546,270
Payable for capital shares redeemed	131,211	10,827
Variation margin payable (Notes 1 and 4)	9,936	—
Net unrealized depreciation on forward currency exchange contracts (Note 6)	2	—
Accrued investment advisory fees (Note 3)	75,450	4,102
Payable to administrator (Note 3)	11,340	6,690
Other accrued expenses	57,304	21,241
Total Liabilities	6,539,929	3,590,368
NET ASSETS	$106,568,140	$31,492,984
Net assets consist of:
Paid-in capital	$111,510,388	$29,823,100
Accumulated undistributed net investment income	174,043	80
Accumulated net realized losses from security transactions and option and futures contracts	(13,330,748)	(502,106)
Net unrealized appreciation (depreciation) on:
Investment securities	11,036,731	2,527,728
Option contracts	(470,602)	(355,818)
Futures contracts	(2,397,955)	—
Translation of assets and liabilities in foreign currencies	46,283	—
NET ASSETS	$106,568,140	$31,492,984
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	10,967,610	2,944,706
Net asset value, offering price and redemption price per share (a) (Note 1)	$9.72	$10.69

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

46

Hussman Investment Trust Statements of Operations
For the Six Months Ended December 31, 2013 (Unaudited)

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
INVESTMENT INCOME
Dividends	$14,739,624	$1,207,245
Foreign withholding taxes on dividends	(18,585)	(33,326)
Interest	—	8,323,845
Total Income	14,721,039	9,497,764

EXPENSES
Investment advisory fees (Note 3)	7,978,653	2,415,002
Transfer agent, account maintenance and shareholder services fees (Note 3)	943,284	451,796
Administration fees (Note 3)	493,350	292,227
Professional fees	140,817	46,699
Custodian and bank service fees	111,345	44,008
Postage and supplies	91,819	53,870
Fund accounting fees (Note 3)	71,864	51,823
Trustees’ fees and expenses (Note 3)	41,392	41,392
Printing of shareholder reports	47,076	28,943
Registration and filing fees	32,514	33,908
Insurance expense	36,467	21,258
Compliance service fees (Note 3)	19,564	11,693
Other expenses	13,208	9,962
Total Expenses	10,021,353	3,502,581
Less fee reductions by the Adviser (Note 3)	(535,630)	(447,260)
Net Expenses	9,485,723	3,055,321

NET INVESTMENT INCOME	5,235,316	6,442,443

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION CONTRACTS (Note 4)
Net realized gains (losses) from:
Security transactions	359,027,731	5,692,150
Option contracts	(335,935,489)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(49,870,810)	(15,730,844)
Option contracts	(63,356,651)	—

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND OPTION CONTRACTS	(90,135,219)	(10,038,694)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(84,899,903)	$(3,596,251)

See accompanying notes to financial statements.

47

Hussman Investment Trust Statements of Operations (continued)
For the Six Months Ended December 31, 2013 (Unaudited)

	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
INVESTMENT INCOME
Dividend income	$826,214	$307,122
Foreign withholding taxes on dividends	(96,302)	(1,697)
Total Income	729,912	305,425

EXPENSES
Investment advisory fees (Note 3)	427,800	156,689
Professional fees	53,579	42,311
Trustees' fees and expenses (Note 3)	41,392	41,392
Administration fees (Note 3)	31,491	12,565
Transfer agent, account maintenance and shareholder services fees (Note 3)	26,993	14,165
Fund accounting fees (Note 3)	22,527	16,743
Registration and filing fees	17,716	16,835
Custodian fees	25,000	4,033
Postage and supplies	9,582	7,431
Pricing fees	15,212	983
Printing of shareholder reports	8,716	6,863
Compliance service fees (Note 3)	3,138	2,595
Insurance expense	1,772	742
Other expenses	10,406	9,881
Total Expenses	695,324	333,228
Less fee reductions by the Adviser (Note 3)	—	(115,605)
Net Expenses	695,324	217,623

NET INVESTMENT INCOME	34,588	87,802

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS (Note 4)
Net realized gains (losses) from:
Security transactions	3,595,084	857,399
Option contracts	(1,814,394)	(1,081,248)
Futures contracts	(4,476,994)	—
Foreign currency transactions	139,673	—
Net change in unrealized appreciation (depreciation) on:
Investments	6,948,962	1,434,289
Option contracts	(684,834)	(409,980)
Futures contracts	(3,517,469)	—
Foreign currency translation	271,117	—

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS	461,145	800,460

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$495,733	$888,262

See accompanying notes to financial statements.

48

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013
FROM OPERATIONS
Net investment income	$5,235,316	$35,796,702
Net realized gains (losses) from:
Security transactions	359,027,731	672,055,115
Option contracts	(335,935,489)	(1,040,615,247)
Net change in unrealized appreciation (depreciation) on:
Investments	(49,870,810)	(197,974,220)
Option contracts	(63,356,651)	207,399,843
Net decrease in net assets resulting from operations	(84,899,903)	(323,337,807)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(14,172,416)	(46,271,836)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	117,589,753	630,539,623
Net asset value of shares issued in reinvestment of distributions to shareholders	11,361,459	30,810,496
Proceeds from redemption fees collected (Note 1)	85,406	291,248
Payments for shares redeemed	(799,521,334)	(3,189,916,948)
Net decrease in net assets from capital share transactions	(670,484,716)	(2,528,275,581)

TOTAL DECREASE IN NET ASSETS	(769,557,035)	(2,897,885,224)

NET ASSETS
Beginning of period	2,038,923,259	4,936,808,483
End of period	$1,269,366,224	$2,038,923,259

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$149,877	$9,086,977

CAPITAL SHARE ACTIVITY
Shares sold	11,484,694	57,939,435
Shares reinvested	1,148,782	2,876,797
Shares redeemed	(78,690,890)	(296,176,122)
Net decrease in shares outstanding	(66,057,414)	(235,359,890)
Shares outstanding at beginning of period	194,448,561	429,808,451
Shares outstanding at end of period	128,391,147	194,448,561

See accompanying notes to financial statements.

49

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013
FROM OPERATIONS
Net investment income	$6,442,443	$12,794,428
Net realized gains (losses) from security transactions	5,692,150	(92,312,067)
Net change in unrealized appreciation (depreciation) on investments	(15,730,844)	(47,355,271)
Net decrease in net assets resulting from operations	(3,596,251)	(126,872,910)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,009,903)	(12,116,495)
From net realized gains	—	(51,486,341)
Decrease in net assets from distributions to shareholders	(4,009,903)	(63,602,836)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	36,939,185	303,553,582
Net asset value of shares issued in reinvestment of distributions to shareholders	3,504,361	55,698,799
Proceeds from redemption fees collected (Note 1)	48,033	104,623
Payments for shares redeemed	(529,981,637)	(1,590,721,639)
Net decrease in net assets from capital share transactions	(489,490,058)	(1,231,364,635)

TOTAL DECREASE IN NET ASSETS	(497,096,212)	(1,421,840,381)

NET ASSETS
Beginning of period	1,199,224,466	2,621,064,847
End of period	$702,128,254	$1,199,224,466

ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$1,967,399	$(465,141)

CAPITAL SHARE ACTIVITY
Shares sold	3,329,832	25,070,900
Shares reinvested	316,276	4,620,192
Shares redeemed	(47,840,103)	(133,330,888)
Net decrease in shares outstanding	(44,193,995)	(103,639,796)
Shares outstanding at beginning of period	108,160,399	211,800,195
Shares outstanding at end of period	63,966,404	108,160,399

See accompanying notes to financial statements.

50

Hussman Strategic International Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013
FROM OPERATIONS
Net investment income	$34,588	$616,531
Net realized gains (losses) from:
Security transactions	3,595,084	4,603,155
Option contracts	(1,814,394)	(4,654,698)
Futures contracts	(4,476,994)	(8,797,151)
Foreign currency transactions	139,673	350,785
Net change in unrealized appreciation (depreciation) on:
Investments	6,948,962	4,763,927
Option contracts	(684,834)	897,580
Futures contracts	(3,517,469)	3,011,063
Foreign currency translation	271,117	(301,770)
Net increase in net assets resulting from operations	495,733	489,422

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(747,075)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	28,138,263	24,157,041
Net asset value of shares issued in reinvestment of distributions to shareholders	642,147	—
Proceeds from redemption fees collected (Note 1)	4,887	1,170
Payments for shares redeemed	(10,265,791)	(24,067,385)
Net increase in net assets from capital share transactions	18,519,506	90,826

TOTAL INCREASE IN NET ASSETS	18,268,164	580,248

NET ASSETS
Beginning of period	88,299,976	87,719,728
End of period	$106,568,140	$88,299,976

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$174,043	$746,857

CAPITAL SHARE ACTIVITY
Shares sold	2,878,122	2,513,749
Shares reinvested	66,064	—
Shares redeemed	(1,045,215)	(2,506,020)
Net increase in shares outstanding	1,898,971	7,729
Shares outstanding at beginning of period	9,068,639	9,060,910
Shares outstanding at end of period	10,967,610	9,068,639

See accompanying notes to financial statements.

51

Hussman Strategic Dividend Value Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013
FROM OPERATIONS
Net investment income	$87,802	$41,837
Net realized gains (losses) from:
Security transactions	857,399	475,226
Option contracts	(1,081,248)	(798,023)
Net change in unrealized appreciation (depreciation) on:
Investments	1,434,289	1,123,801
Option contracts	(409,980)	101,428
Net increase in net assets resulting from operations	888,262	944,269

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(87,680)	(41,882)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	10,017,118	29,441,449
Net asset value of shares issued in reinvestment of distributions to shareholders	83,664	40,147
Proceeds from redemption fees collected (Note 1)	2,298	2,548
Payments for shares redeemed	(11,944,309)	(2,851,094)
Net increase (decrease) in net assets from capital share transactions	(1,841,229)	26,633,050

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,040,647)	27,535,437

NET ASSETS
Beginning of period	32,533,631	4,998,194
End of period	$31,492,984	$32,533,631

ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$80	$(42)

CAPITAL SHARE ACTIVITY
Shares sold	950,050	2,893,028
Shares reinvested	7,865	3,960
Shares redeemed	(1,131,240)	(282,644)
Net increase (decrease) in shares outstanding	(173,325)	2,614,344
Shares outstanding at beginning of period	3,118,031	503,687
Shares outstanding at end of period	2,944,706	3,118,031

See accompanying notes to financial statements.

52

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2013 (Unaudited)		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010		Year Ended June 30, 2009
Net asset value at beginning of period	$10.49		$11.49	$12.28	$13.45	$12.99		$15.73

Income (loss) from investment operations:
Net investment income	0.07		0.15	0.08	0.05	0.00	(a)	0.03
Net realized and unrealized gains (losses) on investments and option contracts	(0.56)		(1.00)	(0.81)	(1.19)	0.48		(0.88)
Total from investment operations	(0.49)		(0.85)	(0.73)	(1.14)	0.48		(0.85)

Less distributions:
Dividends from net investment income	(0.11)		(0.15)	(0.06)	(0.03)	(0.02)		(0.03)
Distributions from net realized gains	—		—	—	—	—		(1.87)
Total distributions	(0.11)		(0.15)	(0.06)	(0.03)	(0.02)		(1.90)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00	(a)	0.01

Net asset value at end of period	$9.89		$10.49	$11.49	$12.28	$13.45		$12.99

Total return (b)	(4.66%	)(c)	(7.41% )	(5.97% )	(8.49% )	3.68%		(4.35% )

Net assets at end of period (000’s)	$1,269,366		$2,038,923	$4,936,808	$5,644,066	$6,185,342		$4,975,812

Ratio of net expenses to average net assets	1.07%	(d)(e)	1.08% (e)	1.05%	1.03%	1.05%		1.09%

Ratio of net investment income to average net assets	0.59%	(d)	1.08%	0.66%	0.39%	0.04%		0.28%

Portfolio turnover rate	79%	(c)	125%	72%	67%	111%		69%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)
Absent investment advisory fee reductions by the Adviser, the ratios of expenses to average net assets would have been 1.13%(d) and 1.09% for the periods ended December 31, 2013 and June 30, 2013, respectively (Note 3).

See accompanying notes to financial statements.

53

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2013 (Unaudited)		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Net asset value at beginning of period	$11.09		$12.38	$12.19	$12.41	$11.87	$11.99

Income (loss) from investment operations:
Net investment income	0.09		0.10	0.07	0.07	0.18	0.05
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.15)		(1.03)	0.43	0.37	0.69	0.35
Total from investment operations	(0.06)		(0.93)	0.50	0.44	0.87	0.40

Less distributions:
Dividends from net investment income	(0.05)		(0.09)	(0.07)	(0.12)	(0.16)	(0.01)
Distributions from net realized gains	—		(0.27)	(0.24)	(0.54)	(0.17)	(0.53)
Total distributions	(0.05)		(0.36)	(0.31)	(0.66)	(0.33)	(0.54)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.02

Net asset value at end of period	$10.98		$11.09	$12.38	$12.19	$12.41	$11.87

Total return (b)	(0.53%	)(c)	(7.71% )	4.14%	3.53%	7.44%	3.94%

Net assets at end of period (000’s)	$702,128		$1,199,224	$2,621,065	$2,339,289	$1,884,985	$1,023,591

Ratio of net expenses to average net assets	0.63%	(d)(e)	0.64% (e)	0.63%	0.64%	0.67%	0.75%

Ratio of net investment income to average net assets	1.33%	(d)	0.62%	0.57%	0.61%	1.59%	0.26%

Portfolio turnover rate	109%	(c)	114%	78%	254%	69%	36%

(a)	Amount rounds to less than $0.01 per share.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.
(e)
Absent investment advisory fee reductions by the Adviser, the ratios of expenses to average net assets would have been 0.72%(d) and 0.65% for the periods ended December 31, 2013 and June 30, 2013, respectively (Note 3).

See accompanying notes to financial statements.

54

Hussman Strategic International Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2013 (Unaudited)		Year Ended June 30, 2013		Year Ended June 30, 2012	Year Ended June 30, 2011		Period Ended June 30, 2010(a)
Net asset value at beginning of period	$9.74		$9.68		$10.54	$10.08		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.07		0.00 (b)	0.04		(0.03)
Net realized and unrealized gains (losses) on investments and option and futures contracts	0.06		(0.01)		(0.65)	0.54		0.11
Total from investment operations	0.05		0.06		(0.65)	0.58		0.08

Less distributions:
Dividends from net investment income	(0.07)		—		(0.05)	—		—
Distributions from net realized gains	—		—		(0.16)	(0.12)		—
Total distributions	(0.07)		—		(0.21)	(0.12)		—

Proceeds from redemption fees collected (Note 1)	0.00	(b)	0.00	(b)	0.00 (b)	0.00	(b)	—

Net asset value at end of period	$9.72		$9.74		$9.68	$10.54		$10.08

Total return (c)	0.50%	(d)	0.62%		(6.14% )	5.83%		0.80%	(d)

Net assets at end of period (000's)	$106,568		$88,300		$87,720	$65,226		$8,802

Ratio of net expenses to average net assets	1.54%	(e)	1.60%		1.93%	2.00%	(f)	2.00%	(f)

Ratio of net investment income (loss) to average net assets	0.08%	(e)	0.69%		0.24%	0.63%		(0.67%	)(e)

Portfolio turnover rate	28%	(d)	58%		51%	39%		13%	(d)

(a)	Represents the period from the commencement of operations (December 31, 2009) through June 30, 2010.
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
(f)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14% and 5.00%(e) for the periods ended June 30, 2011 and 2010, respectively.

See accompanying notes to financial statements.

55

Hussman Strategic Dividend Value Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2013 (Unaudited)		Year Ended June 30, 2013		Period Ended June 30, 2012(a)
Net asset value at beginning of period	$10.43		$9.92		$10.00

Income (loss) from investment operations:
Net investment income	0.03		0.03		0.04
Net realized and unrealized gains (losses) on investments and option contracts	0.26		0.51		(0.08)
Total from investment operations	0.29		0.54		(0.04)

Less distributions:
Dividends from net investment income	(0.03)		(0.03)		(0.04)

Proceeds from redemption fees collected (Note 1)	0.00	(b)	0.00	(b)	0.00	(b)

Net asset value at end of period	$10.69		$10.43		$9.92

Total return (c)	2.76%	(d)	5.42%		(0.41%	)(d)

Net assets at end of period (000's)	$31,493		$32,534		$4,998

Ratio of net expenses to average net assets (f)	1.25%	(e)	1.25%		1.25%	(e)

Ratio of net investment income to average net assets	0.50%	(e)	0.25%		1.01%	(e)

Portfolio turnover rate	26%	(d)	57%		11%	(d)

(a)	Represents the period from the commencement of operations (February 6, 2012) through June 30, 2012.
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)	Annualized.
(f)
Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.91%(e), 2.85% and 7.04%(e) for the periods ended December 31, 2013, June 30, 2013 and June 30, 2012, respectively (Note 3).

See accompanying notes to financial statements.

56

Hussman Investment Trust Notes to Financial Statements
December 31, 2013 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund (each, a “Fund,” and collectively, the “Funds”) are diversified series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares. Hussman Strategic Growth Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002. Hussman Strategic International Fund commenced operations on December 31, 2009. Hussman Strategic Dividend Value Fund commenced operations on February 6, 2012.

Hussman Strategic Growth Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Total Return Fund’s investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic International Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund invests primarily in equity securities of non-U.S. issuers.

Hussman Strategic Dividend Value Fund’s investment objective is to provide total return through a combination of dividend income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Securities, Options and Futures Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last

57

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange may be valued based upon the closing price on the principal exchange where the security is traded; however, because the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which such securities are traded, such securities will typically be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate a Fund’s net asset value may differ from quoted or published prices for the same securities. Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Strategic Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of net asset value. As of December 31, 2013, all options held by Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of regular trading on the NYSE or, if not available, at the mean of the bid and ask prices.

Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, absent unusual circumstances.

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments are valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

58

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•
Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•
Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Option contracts purchased and written by Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value. U.S. Treasury obligations held by Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Non-U.S. equity securities actively traded in foreign markets held by Hussman Strategic International Fund may be classified as Level 2 despite the availability of closing prices because such securities are typically valued at their fair value as determined by an independent pricing service. The Board of Trustees has authorized Hussman Strategic International Fund to retain an independent pricing service to determine the fair value of its foreign portfolio securities because the value of such securities may be materially affected by events occurring before Hussman Strategic International Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest

59

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. The frequency of use of these procedures will depend on market events and thus cannot be predicted and the procedures may be utilized to a significant extent. Determining the fair value of portfolio securities involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. There can be no assurance that Hussman Strategic International Fund could purchase or sell a portfolio security at the price used to calculate its net asset value. Because of the inherent uncertainty in fair valuations and the various factors considered in determining fair value, there can be significant deviations between a fair value at which a portfolio security is being carried and the price at which it is purchased or sold. Moreover, to the extent Hussman Strategic International Fund has significant holdings of foreign portfolio securities, fair valuation may be used more frequently than for other funds. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

60

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of December 31, 2013 by security type:

Hussman Strategic Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$1,282,245,965	$—	$—	$1,282,245,965
Call Option Contracts	—	3,700,000	—	3,700,000
Put Option Contracts	—	13,457,500	—	13,457,500
Money Market Funds	574,531,420	—	—	574,531,420
Total Investments in Securities and Money Market Funds	$1,856,777,385	$17,157,500	$—	$1,873,934,885

Other Financial Instruments:
Written Call Option Contracts	$—	$(594,119,500)	$—	$(594,119,500)
Total Other Financial Instruments	$—	$(594,119,500)	$—	$(594,119,500)

Hussman Strategic Total Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$64,889,581	$—	$—	$64,889,581
U.S. Treasury Obligations	—	561,212,799	—	561,212,799
Exchange-Traded Funds	12,846,550	—	—	12,846,550
Money Market Funds	67,829,650	—	—	67,829,650
Total Investments in Securities and Money Market Funds	$145,565,781	$561,212,799	$—	$706,778,580

61

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

Hussman Strategic International Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$21,112,285	$37,071,264	$—	$58,183,549
Exchange-Traded Funds	8,769,319	—	—	8,769,319
Put Option Contracts	—	6,800	—	6,800
Money Market Funds	38,001,332	—	—	38,001,332
Total Investments in Securities and Money Market Funds	$67,882,936	$37,078,064	$—	$104,961,000

Other Financial Instruments:
Futures Contracts	$(77,375)	$—	$—	$(77,375)
Futures Contracts Sold Short	(2,320,580)	—	—	(2,320,580)
Written Call Option Contracts	—	(5,887,100)	—	(5,887,100)
Total Other Financial Instruments	$(2,397,955)	$(5,887,100)	$—	$(8,285,055)

Hussman Strategic Dividend Value Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$23,963,187	$—	$—	$23,963,187
Put Option Contracts	—	5,670	—	5,670
Money Market Funds	10,935,515	—	—	10,935,515
Total Investments in Securities and Money Market Funds	$34,898,702	$5,670	$—	$34,904,372

Other Financial Instruments:
Written Call Option Contracts	$—	$(3,546,270)	$—	$(3,546,270)
Total Other Financial Instruments	$—	$(3,546,270)	$—	$(3,546,270)

62

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and industry type or geographical region) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above. As of December 31, 2013, Hussman Strategic Growth Fund, Hussman Total Return Fund and Hussman Strategic Dividend Value Fund did not have any transfers in and out of any Level. Transfers that occurred between Levels 1 and 2 on December 31, 2013 for Hussman Strategic International Fund due to implementation of systematic fair value procedures are as follows:

	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1
Common Stocks	$1,228,634	$1,382,691

In addition, the Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31, 2013. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Futures Contracts and Option Transactions — Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may purchase and write call and put options on broad-based stock indices and may also purchase and write call and put option contracts on individual securities. Each of the Funds may use financial futures contracts and related option contracts to hedge against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund and Hussman Strategic International Fund may also purchase foreign currency options to establish or modify the Funds’ exposure to foreign currencies, and Hussman Strategic Total Return Fund may purchase interest rate futures contracts to protect against a decline in the value of its portfolio. Hussman Strategic International Fund may enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on its investments and transactions in foreign securities.

Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may each use futures and option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated with the securities in which it invests. For example, these Funds may sell a stock index futures contract to hedge the risk of a general market or market sector decline that might adversely affect prices of the Funds’ portfolio securities. To the extent there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund’s exposure to general market risk.

63

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to market daily. If an index option written by the Fund expires unexercised on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an index option written by the Fund is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

When a Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 11% of the contract amount. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying stock index. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. In addition to the possibility that there may be an imperfect correlation or no correlation at all between the movements in the stock index futures and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.

Foreign Currency Translation — Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The market values of investment securities and other assets and liabilities are translated as of the close of the New York Stock Exchange each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. on the respective date of such transactions.

64

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

C.
The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share Valuation and Redemption Fees — The net asset value per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share. However, shares of each Fund are generally subject to a redemption fee of 1.5%, payable to the applicable Fund, if redeemed 60 days or less from the date of purchase. During the periods ended December 31, 2013 and June 30, 2013, proceeds from redemption fees, recorded in capital, totaled $85,406 and $291,248, respectively, for Hussman Strategic Growth Fund; $48,033 and $104,623, respectively, for Hussman Strategic Total Return Fund; $4,887 and $1,170, respectively, for Hussman Strategic International Fund; and $2,298 and $2,548, respectively, for Hussman Strategic Dividend Value Fund.

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and Hussman Strategic International Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or

65

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses for option and futures transactions, losses deferred due to wash sales and treatment of foreign currency transactions.

The tax character of distributions paid during the periods ended December 31, 2013 and June 30, 2013 was as follows:

	Period Ended	Ordinary Income	Total Distributions
Hussman Strategic Growth Fund	12/31/13	$14,172,416	$14,172,416
	06/30/13	$46,271,836	$46,271,836
Hussman Strategic Total Return Fund	12/31/13	$4,009,903	$4,009,903
	06/30/13	$63,602,836	$63,602,836
Hussman Strategic International Fund	12/31/13	$747,075	$747,075
	06/30/13	$—	$—
Hussman Strategic Dividend Value Fund	12/31/13	$87,680	$87,680
	06/30/13	$41,882	$41,882

Securities Transactions — Securities transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Federal Income Tax — The Funds intend to qualify each year as a “regulated investment company“ under Subchatper M of the Internal Revenue Code of 1986 (the "Code"). By so qualifying, the Funds will not be subject to federal income taxes to the extent that it distributes its net investment income and any realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

66

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated earnings (deficit) at December 31, 2013 was as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Net unrealized appreciation (depreciation) on investments	$223,756,286	$(33,247,165)	$13,899,033	$2,856,762
Net unrealized depreciation on written options	(34,511,347)	—	(472,538)	(351,954)
Net unrealized depreciation on futures contracts	—	—	(2,397,955)	—
Net unrealized appreciation of assets and liabilities in foreign currencies	—	—	46,283	—
Accumulated undistributed ordinary income	2,960,833	2,071,843	278,972	1,318
Capital loss carryforwards	(1,936,353,909)	(71,523,812)	(9,947,129)	(201,174)
Other losses	(44,025,221)	(23,442,829)	(6,243,985)	(633,830)
Other temporary differences	(2,810,956)	(109,819)	(104,929)	(1,238)
Total accumulated earnings (deficit)	$(1,790,984,314)	$(126,251,782)	$(4,942,248)	$1,669,884

The following information is based upon the federal income tax cost of investment securities as of December 31, 2013:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Cost of investments and money market funds	$1,683,136,695	$740,025,745	$93,930,524	$32,403,428
Gross unrealized appreciation	$200,240,784	$5,820,858	$11,993,878	$2,710,939
Gross unrealized depreciation	(9,442,594)	(39,068,023)	(963,402)	(209,995)
Net unrealized appreciation (depreciation)	$190,798,190	$(33,247,165)	$11,030,476	$2,500,944

67

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

The difference between the federal income tax cost of portfolio investments and their financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to option transactions, losses deferred due to wash sales, and adjustments to basis on publicly traded partnerships.

As of June 30, 2013, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Expires June 30, 2018 – short-term	$375,427,325	$—	$—	$—
Expires June 30, 2019 – short-term	824,973,031	—	—	—
No expiration – short-term	566,255,322	62,531,590	9,052,615	—
No expiration – long-term	169,698,231	8,992,222	894,514	201,174
	$1,936,353,909	$71,523,812	$9,947,129	$201,174

These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addressed capital loss carryforwards. Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses, rather than being considered all short-term as required under previous regulation.

68

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

For the six months ended December 31, 2013, the following reclassification was made as a result of a permanent difference between the financial statement and income tax reporting:

Hussman Strategic International Fund
Accumulated undistributed net investment income	$139,673
Accumulated net realized losses from security transactions and option and futures contracts	$(139,673)

Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund’s total net assets or net asset value per share.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for the current and all open tax years (tax years ended June 30, 2010 through June 30, 2013) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

2.	INVESTMENT TRANSACTIONS

During the six months ended December 31, 2013, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $1,376,209,783 and $2,420,657,933, respectively, for Hussman Strategic Growth Fund; $153,353,179 and $232,531,037, respectively, for Hussman Strategic Total Return Fund; $18,019,803 and $24,607,010, respectively, for Hussman Strategic International Fund; and $12,415,189 and $5,061,918, respectively for Hussman Strategic Dividend Value Fund.

3.	TRANSACTIONS WITH AFFILIATES

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $5 billion of its average daily net assets and 0.85% of such assets over $5 billion less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily

69

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

and paid monthly, at annual rates of 0.50% of the first $1 billion of its average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40% of such assets over $2.5 billion less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic International Fund pays a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.95% of the first $2 billion of average daily net assets; 0.90% of the next $3 billion of such assets; and 0.85% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Dividend Value Fund pays a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $2 billion of average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion, less any fee reductions.

The Adviser has contractually agreed to reduce its advisory fees and/or to absorb operating expenses to the extent necessary so that ordinary operating expenses of Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund do not exceed annually an amount equal to 1.07%, 0.63% and 1.25%, respectively, of average daily net assets. This Expense Limitation Agreement remains in effect until at least November 1, 2014 for Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund and until at least February 1, 2015 for Hussman Strategic Dividend Value Fund. During the six months ended December 31, 2013, the Adviser reduced its advisory fees by $535,630, $447,260 and $115,605 for Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund, respectively.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds provided that such repayment does not result in Hussman Strategic Growth Fund’s, Hussman Strategic Total Return Fund’s and Hussman Strategic Dividend Value Fund’s expenses exceeding the annual limitations of 1.07%, 0.63% and 1.25%, respectively, and provided further that the expenses which are the subject to the repayment were incurred within three years of such repayment. As of December 31, 2013, the amount of fee reductions and expense reimbursements available for recovery by the Adviser from Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund is $896,995, $674,347 and $484,280, respectively. The Adviser may recoup a portion of these amounts no later than the dates as stated below:

	June 30, 2015	June 30, 2016	December 31, 2016
Hussman Strategic Growth Fund	$—	$361,365	$535,630
Hussman Strategic Total Return Fund	$—	$227,087	$447,260
Hussman Strategic Dividend Value Fund	$101,079	$267,596	$115,605

70

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers

Ultimus provides fund administration, fund accounting, compliance and transfer agency services to the Funds. Pursuant to separate servicing agreements with Ultimus, the Funds pay Ultimus customary fees for its services. Certain officers of the Trust are also officers of Ultimus.

For shareholder accounts held through financial intermediaries, the Funds may, in some cases, compensate these intermediaries for providing certain account maintenance and shareholder services. During the six months ended December 31, 2013, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund paid $474,226, $255,593, $17,993 and $5,165, respectively, to financial intermediaries for such services.

Distribution Agreement

The Trust has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), pursuant to which the Distributor provides distribution services and serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor’s fees are paid by the Adviser.

Trustee Compensation

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. During the period covered by this report, each Trustee who is not an affiliated person of the Adviser or Ultimus received from the Trust an annual retainer of $60,000, payable quarterly; a fee of $15,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $20,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephonic meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board; plus reimbursement of travel and other expenses incurred in attending meetings. Effective January 1, 2014, each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $60,000, payable quarterly, a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000

71

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

for attendance at each meeting of any Committee of the Board; a fee of $1,500 for participation in each informal telephone monthly conference call of the Board; plus reimbursement of travel and other expenses incurred in attending meetings.

4.	DERIVATIVES TRANSACTIONS

Transactions in option contracts written by Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund during the six months ended December 31, 2013 were as follows:

Hussman Strategic Growth Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of period	12,800	$789,114,877
Options written	47,000	3,346,462,211
Options cancelled in a closing purchase transaction	(52,800)	(3,575,968,935)
Options outstanding at end of period	7,000	$559,608,153

Hussman Strategic International Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of period	100	$4,709,866
Options written	185	10,654,428
Options cancelled in a closing purchase transaction	(200)	(9,949,732)
Options outstanding at end of period	85	$5,414,562

Hussman Strategic Dividend Value Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of period	44	$1,473,941
Options written	130	5,782,796
Options cancelled in a closing purchase transaction	(111)	(4,062,421)
Options outstanding at end of period	63	$3,194,316

72

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund are as follows:

Hussman Strategic Growth Fund

		Fair Value		Gross Notional Amount
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Outstanding December 31, 2013
Index put options purchased	Investments in securities at value	$13,457,500	$—	$1,278,325,800
Index call options purchased	Investments in securities at value	3,700,000	—	924,180,000
Index call options written	Written call options, at value	—	(594,119,500)	(1,278,325,800)

Hussman Strategic International Fund

		Fair Value		Gross Notional Amount
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Outstanding December 31, 2013
Index put options purchased	Investments in securities at value	$6,800	$—	$15,711,060
Index call options written	Written call options, at value	—	(5,887,100)	(15,711,060)
Futures contracts purchased	Variation margin receivable	647,126	—	12,005,250
Futures contracts sold short	Variation margin receivable	56,668	—	(50,984,038)
Futures contracts sold short	Variation margin payable	—	9,936	(50,984,038)

73

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

Hussman Strategic Dividend Value Fund

		Fair Value		Gross Notional Amount
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Outstanding December 31, 2013
Index put options purchased	Investments in securities at value	$5,670	$—	$11,644,668
Index call options written	Written call options, at value	—	(3,546,270)	(11,644,668)

The average monthly notional amount of put options purchased, call options purchased and call options written during the six months ended December 31, 2013 was $1,688,772,692, $720,853,333 and $1,688,772,692, respectively, for Hussman Strategic Growth Fund. The average monthly notional amount of put options purchased and call options written during the six months ended December 31, 2013 was $16,438,058 and $16,438,058, respectively, for Hussman Strategic International Fund. The average monthly notional amount of futures contracts purchased and sold short during the six months ended December 31, 2013 was $12,116,750 and $48,815,732, respectively, for Hussman Strategic International Fund. The average monthly notional amount of put options purchased and call options written during the six months ended December 31, 2013 was $9,801,271 and $9,801,271, respectively, for Hussman Strategic Dividend Value Fund.

74

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

Transactions in derivative instruments for Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund during the six months ended December 31, 2013 are recorded in the following locations in the Statements of Operations:

Hussman Strategic Growth Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(107,703,364)	Net change in unrealized appreciation (depreciation) on option contracts	$(3,529,749)
Index call options purchased	Net realized gains (losses) from option contracts	(5,893,470)	Net change in unrealized appreciation (depreciation) on option contracts	1,219,323
Index call options written	Net realized gains (losses) from option contracts	(222,338,655)	Net change in unrealized appreciation (depreciation) on option contracts	(61,046,225)

Hussman Strategic International Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(20,534)	Net change in unrealized appreciation (depreciation) on option contracts	$5,570
Index call options written	Net realized gains (losses) from option contracts	(1,793,860)	Net change in unrealized appreciation (depreciation) on option contracts	(690,404)
Futures contracts purchased	Net realized gains (losses) from futures contracts	(136,572)	Net change in unrealized appreciation (depreciation) on futures contracts	(388,045)
Futures contracts sold short	Net realized gains (losses) from futures contracts	(4,340,422)	Net change in unrealized appreciation (depreciation) on futures contracts	(3,129,424)

75

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

Hussman Strategic Dividend Value Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(34,911)	Net change in unrealized appreciation (depreciation) on option contracts	$479
Index call options written	Net realized gains (losses) from option contracts	(1,046,337)	Net change in unrealized appreciation (depreciation) on option contracts	(410,459)

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the six months ended December 31, 2013.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

76

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

In the ordinary course of business, Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund entered into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral securities and securities collateral on a counterparty basis. As of December 31, 2013, the offsetting of financial assets and derivatives assets as of December 31, 2013 is as follows:

Hussman Strategic International Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Variation margin receivable - futures contracts	$703,794	$—	$703,794	$—	$703,794
Total subject to a master netting or similar arrangement	$703,794	$—	$703,794	$—	$703,794

77

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

Offsetting of financial liabilities and derivative liabilities as of December 31, 2013 is as follows:

Hussman Strategic Growth Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written options at market value	$594,119,500	$—	$594,119,500	$—	$594,119,500
Total subject to a master netting or similar arrangement	$594,119,500	$—	$594,119,500	$—	$594,119,500

Hussman Strategic International Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written options at market value	$5,887,100	$—	$5,887,100	$—	$5,887,100
Variation margin payable - futures contracts	9,936	—	9,936	—	9,936
Unrealized depreciation on forward currency exchange contracts	2	—	2	—	2
Total subject to a master netting or similar arrangement	$5,897,038	$—	$5,897,038	$—	$5,897,038

78

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

Hussman Strategic Dividend Value Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written options at market value	$3,546,270	$—	$3,546,270	$—	$3,546,270
Total subject to a master netting or similar arrangement	$3,546,270	$—	$3,546,270	$—	$3,546,270

5.	CERTAIN INVESTMENTS AND RISKS

The securities in which the Funds invest, as well as the risks associated with these securities and with the investment programs of the Funds, are described in the Funds’ Prospectuses. Among these risks are those associated with investments in shares of money market mutual funds, concentration of investments within a particular business sector and, in the case of Hussman Strategic International Fund, investments in foreign securities.

Investments in Money Market Funds — In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may invest a significant portion of its assets in shares of one or more money market mutual funds. As of December 31, 2013, Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund had 45.3%, 35.7% and 34.7%, respectively, of the value of their net assets invested in money market mutual funds registered under the Investment Company Act of 1940, including 31.6%, 35.7% and 24.3%, respectively, of the value of their net assets invested in shares of a single money market fund. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market mutual funds have been rare, they are possible. In addition, the Funds will incur additional indirect expenses due to acquired fund fees and other costs to the extent they invest in shares of money market mutual funds.

79

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

Sector Risk — If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Funds’ portfolios will be adversely affected. As of December 31, 2013, Hussman Strategic Growth Fund had 26.0% and 27.6% of the value of its net assets invested in stocks within the Health Care and Information Technology sectors, respectively.

Foreign Investment Risk — Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or increase losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair an investor’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to different reporting standards or regulatory requirements than those applicable to U.S. companies.

6.	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Hussman Strategic International Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. Hussman Strategic International Fund may enter into contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The purpose of Hussman Strategic International Fund’s foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund’s securities denominated in foreign currency will decline

80

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency exchange contracts will be included in the Fund’s Statement of Assets and Liabilities and Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of December 31, 2013, Hussman Strategic International Fund had forward currency exchange contracts outstanding as follows:

Settlement Date	(To Deliver)	To Receive	Initial Value	Market Value	Net Unrealized Depreciation
Contracts
1/2/2014	(11,008) USD	8,000 EUR	$11,008	$11,006	$(2)

Total Contracts			$11,008	$11,006	$(2)

EUR - Euro
USD - U.S. Dollar

7.	BANK LINE OF CREDIT

Hussman Strategic Growth Fund has an unsecured bank line of credit in the amount of $10,000,000. Hussman Strategic Total Return Fund has an unsecured bank line of credit in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the six months ended December 31, 2013, the Funds did not borrow under their respective lines of credit. Neither Hussman Strategic International Fund nor Hussman Strategic Dividend Value Fund currently has a bank line of credit.

8.	CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

81

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

9.	LEGAL PROCEEDINGS

Several lawsuits have been filed relating to Hussman Strategic Growth Fund’s investment in Tribune Company common stock in connection with Tribune Company’s Chapter 11 bankruptcy. The lawsuits stem from a leveraged buyout by which Tribune Company converted to a privately-held company in 2007. The Trust, Hussman Strategic Growth Fund, and the Adviser were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware in 2010. That action was subsequently transferred to the U.S. District Court for the Southern District of New York by order of the Judicial Panel on Multidistrict Litigation, and Marc S. Kirschner, the Litigation Trustee for the Tribune Litigation Trust, became successor plaintiff to the Creditors Committee on December 31, 2012, the effective date of Tribune Company’s plan of reorganization. The Trust and Hussman Strategic Growth Fund were also named as defendants in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the Southern District of Ohio in 2011. Hussman Strategic Growth Fund and the Adviser were named as defendants in a similar action in the U.S. District Court for the District of Maryland in 2011. Both of those actions have been transferred to the U.S. District Court for the Southern District of New York for coordinated proceedings with many other similar lawsuits brought by individual creditors against former Tribune Company shareholders and the action currently prosecuted by the Tribune Litigation Trustee. The Trust, Hussman Strategic Growth Fund, and the Adviser may also be putative defendant class members in some of these actions. The plaintiffs in all these lawsuits seek to recover amounts paid to shareholders of Tribune Company in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

An omnibus motion to dismiss the actions filed by the individual creditors (but not the action prosecuted by the Litigation Trustee for the Tribune Litigation Trust) was filed in November 2012. On September 23, 2013, the U.S. District Court Judge issued a decision and order dismissing those actions in full. The plaintiffs in those actions have appealed that decision to the U.S. Court of Appeals for the Second Circuit and certain shareholder defendants, including the Hussman entities, cross-appealed. The plaintiffs in those actions filed their opening appeal brief on December 20, 2013. The responding briefs, including argument on the cross appeal, are due February 28, 2014. Briefing is scheduled to be complete by April 25, 2014. Oral argument has not been set.

82

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2013 (Unaudited)

On August 2, 2013, with the District Court’s permission, the Litigation Trustee filed an amended complaint that named Hussman Strategic Growth Fund as one of the class representatives for the putative class of shareholder defendants. The Court issued a revised scheduling order on November 20, 2013, but no briefing schedule has been set.

The lawsuits allege no misconduct by the Trust, Hussman Strategic Growth Fund, or the Adviser, and all the Hussman entities intend to defend themselves vigorously in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to Hussman Strategic Growth Fund, the payment of such judgments or settlements could adversely affect the Fund’s net asset value per share. The adverse impact to Hussman Strategic Growth Fund is not expected to exceed materially the value of the proceeds received by the Fund in connection with the leveraged buyout, which was $29,432,814 (which constitutes, as of December 31, 2013, approximately 2.3% of the Fund’s net assets), plus interest.

10.	SUBSEQUENT EVENTS

The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events.

83

Hussman Investment Trust About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2013 - December 31, 2013).

The table on the following page illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use the information here, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund’s actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the Securities and Exchange Commission (“SEC“) requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

84

Hussman Investment Trust About Your Funds’ Expenses (Unaudited) (continued)

More information about each Fund’s expenses, including annual expense ratios, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

Hussman Strategic Growth Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$953.40	$5.27
Based on Hypothetical 5% Annual Return (before expenses)	$1,000.00	$1,019.81	$5.45

*
Expenses are equal to Hussman Strategic Growth Fund’s annualized expense ratio of 1.07% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hussman Strategic Total Return Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$994.70	$3.17
Based on Hypothetical 5% Annual Return (before expenses)	$1,000.00	$1,022.03	$3.21

*
Expenses are equal to Hussman Strategic Total Return Fund’s annualized expense ratio of 0.63% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hussman Strategic International Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,005.00	$7.78
Based on Hypothetical 5% Annual Return (before expenses)	$1,000.00	$1,017.44	$7.83

*
Expenses are equal to Hussman Strategic International Fund’s annualized expense ratio of 1.54% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

85

Hussman Investment Trust About Your Funds’ Expenses (Unaudited) (continued)

Hussman Strategic Dividend Value Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,027.60	$6.39
Based on Hypothetical 5% Annual Return (before expenses)	$1,000.00	$1,018.90	$6.36

*
Expenses are equal to Hussman Strategic Dividend Value Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

86

Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

87

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INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
5136 Dorsey Hall Drive
Ellicott City, Maryland 21042

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIANS
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60675

 INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

 LEGAL COUNSEL
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

This Semi-Annual Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

Item 2.   Code of Ethics.

Not required

Item 3.   Audit Committee Financial Expert.

Not required

Item 4.   Principal Accountant Fees and Services.

Not required

Item 5.   Audit Committee of Listed Registrants.

Not applicable

Item 6.   Schedule of Investments.

(a)   Not applicable [schedule filed with Item 1]

(b)   Not applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End   Management Investment Companies.

Not applicable

Item 8.   Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.   Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Hussman Investment Trust

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President

Date	February 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President

Date	February 25, 2014

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	February 25, 2014

* Print the name and title of each signing officer under his or her signature.